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TABLE OF CONTENTS OF THE SAI

KKR ALTERNATIVE CORPORATE OPPORTUNITIES FUND P

October 22, 2012

555 California Street
50th Floor
San Francisco, California 94104
(415) 315-3620
www.kkrfunds.kkr.com

        Investment Objective.    KKR Alternative Corporate Opportunities Fund P (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public Offering Price	$10.00	$500,000,000

Proceeds to the Fund(1)	$10.00	$500,000,000

(1)
Assumes all Shares currently registered are sold in the continuous offering. Shares will be offered during an initial public offering period at the offering price and in a continuous offering thereafter at the Fund's then current net asset value ("NAV") as described herein. The Fund has incurred offering costs of approximately $51,356. The Fund's offering costs are being capitalized and amortized over the 12-month period beginning on January 2, 2013. The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares. See "Fund and Master Fund Expenses." The Fund also pays the Distributor, and the Distributor pays each Service Agent (as hereinafter defined) that enters into a Shareholder Servicing Agreement with the Distributor, a monthly shareholder servicing fee at the annual rate of up to 0.10% of the NAV of the outstanding Shares beneficially owned by customers of the Distributor or the Service Agent. See "Plan of Distribution" for additional information regarding compensation paid to the Distributor and/or Service Agents.

        Investment Adviser.    KKR Asset Management LLC serves as the Master Fund's (as defined herein) investment adviser (the "Adviser"). The Adviser is a subsidiary of KKR & Co. L.P. (together with the Adviser and its other subsidiaries, "KKR"), a leading global investment firm with a 36-year history of leadership, innovation and investment excellence. As of June 30, 2012, KKR had $61.5 billion in assets under management.

        Principal Investment Strategies.    The Fund invests substantially all of its assets in KKR Alternative Corporate Opportunities Fund (the "Master Fund"), a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Fund. Through its investments in the Master Fund, the Fund seeks to achieve its investment objective primarily by focusing on corporate opportunities and indirectly investing in fixed-income and equity securities with a credit-oriented point of view. The Master Fund seeks to tactically and dynamically allocate capital across companies' capital structures where the Adviser believes its rigorous due diligence process has identified compelling investment opportunities. These investment opportunities generally arise where the Adviser has identified one of the following three broad investment strategies: issuer distress, event-driven misvaluations of securities, or capital market inefficiencies. The Adviser will seek to utilize KKR's global network of resources, due diligence skills, intellectual capital and experience in investing to achieve the Master Fund's, and indirectly through the Fund's investment in the Master Fund the Fund's, goal. For a further discussion of the Fund's and Master Fund's principal investment strategies, see "Investment Program."

        No Prior History.    The Fund is a newly organized closed-end management investment company and is offering on a continuous basis up to 50,000,000 shares of beneficial interest ("Shares"). SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. See "Plan of Distribution." There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares' offering in an escrow, trust or similar arrangement.

        The Fund and the Master Fund are designed primarily for long-term investors and not as a trading vehicle. Shares will not be listed on any securities exchange. There is not expected to be any secondary trading market in the Shares. Liquidity will be provided through repurchase offers, which may be made from time to time by the Fund as determined by the Fund's Board of Trustees in its sole discretion. The Fund expects to engage in repurchase offers on a quarterly basis, beginning with the quarter ending March 31, 2013. See "Quarterly Repurchases of Shares."

        Management Fee.    The Master Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the month-end value of the Master Fund's Managed Assets. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Master Fund's accrued liabilities (other than any borrowings). The management fee is computed as of the close of business on the last business day of each month. See "Management Fee." The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund's Management Fee. See "Management of the Fund and the Master Fund."

        Other Information.    This Prospectus concisely provides the information that a prospective investor should know about the Fund and the Master Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund and the Master Fund, including a statement of additional information ("SAI") dated October 22, 2012, has been filed with the Securities and Exchange Commission ("SEC"). The SAI and, when available, the Fund's annual and semi-annual reports, can be obtained upon request and without charge by writing to the Fund c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, by calling toll-free (855) 859-3943, by accessing the Fund's website at www.kkrfunds.kkr.com or by e-mailing the Fund at investing@kkr.com. The table of contents of the SAI appears on page 66 of this Prospectus. The SAI, and other information about the Fund and the Master Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

        Investing in Shares involves a high degree of risk.    See "Types of Investments and Related Risks" beginning on page 24 of this Prospectus.

        Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

SEI Investments Distribution Co.

i

SUMMARY OF TERMS

THE FUND	KKR Alternative Corporate Opportunities Fund P (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.
THE ADVISER

KKR Asset Management LLC serves as the Master Fund's (as defined herein) investment adviser (the "Adviser"). Launched in 2004, the Adviser is a subsidiary of KKR & Co. L.P. (together with the Adviser and its other subsidiaries, "KKR"), a leading global investment firm with a 36-year history of leadership, innovation and investment excellence.

The Adviser is a leading manager of non-investment grade debt, and has also recently expanded the scope of its investment focus to public equities. The Adviser's investment teams, which are organized by industry, invest across the capital structure with the goal of protecting capital and achieving attractive risk-adjusted returns.

With more than 100 employees in its business, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients.

The Adviser is a limited liability company formed under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

INVESTMENT OBJECTIVE

The Fund's investment objective is substantially the same as the Master Fund, which is to generate an attractive total return consisting of a high level of current income and capital appreciation. There can be no assurance that the Fund or the Master Fund will achieve its investment objective.

MARKET OPPORTUNITY

KKR expects that macroeconomic challenges, global deleveraging and related political imbalances will cause credit investment opportunities to remain highly dynamic over the next several years. In particular, KKR believes the following themes have begun, and will continue, to generate attractive credit opportunities:

Volatile Capital Markets.    KKR believes capital markets are volatile due to sovereign debt balances straining developed economies like those of Europe and the United States, and political uncertainty regarding the ultimate resolution of persistent government fiscal imbalances. Set against a challenging macroeconomic backdrop, KKR believes world economies will begin to experience shorter periods of economic expansion and heightened capital market volatility, requiring a more opportunistic approach to asset allocation.

Attractive Liquidity and Default Premiums.    Capital markets volatility combined with a strong investor preference for liquid securities with a low default risk has led to an environment where return on U.S. Treasury securities barely outpaces inflation. This risk aversion has impacted institutional capital as banks and other financial intermediaries continue to de-lever and de-risk their balance sheets. We believe that this dynamic creates an opportunity for fundamental credit investors like KKR to earn very attractive risk-adjusted returns by taking on incremental credit and liquidity risk.

Downsizing of the Financial Services Industry.    The post-financial crisis financial services industry has been characterized by lower leverage ratios, a decrease in traditional bank lending and heightened regulatory scrutiny. Bank balance sheets have contracted in response, creating a void in the supply of credit for corporations and individuals alike. KKR believes creative, flexible, non-traditional capital providers are best positioned to fill this void and can earn attractive returns for doing so.

European Debt Crisis.    KKR believes that the ongoing European debt crisis and related structural changes to European Union economies are likely to continue to create significant periods of dislocation, during which significant amounts of capital are withdrawn from the market through indiscriminate selling. Given the current state of the region and a general downsizing of the financial services industry, European banks are deleveraging and European companies are becoming strained, which KKR expects to create attractive investment opportunities.

As a subsidiary of KKR, the Adviser believes it can capitalize on these themes by utilizing KKR's global network of resources, including industry specialists from across KKR's asset management and private equity practices, locally-based investment professionals around the world, and a deep network of industry relationships.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the KKR Alternative Corporate Opportunities Fund (the "Master Fund"), a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet certain ongoing expenses. The Master Fund has the same investment objective and strategies as the Fund. All investments are made at the Master Fund level. Thus, the Fund's investment results will correspond directly to the investment results of the Master Fund.

Through its investment in the Master Fund, the Fund seeks its investment objective primarily by focusing on corporate opportunities and investing in fixed-income and equity securities with a credit-oriented point of view. The Master Fund seeks to tactically and dynamically allocate capital across companies' capital structures where the Adviser believes its rigorous due diligence process has identified compelling investment opportunities. These investment opportunities generally arise where the Adviser has identified one of the following three broad investment strategies, discussed below.

Issuer Distress

The Master Fund will invest in distressed companies where the Adviser believes capital structure distress has created a mispricing of assets. Distressed investment opportunities targeted by the Master Fund may include investments in corporate debt or equity issued by companies that have defaulted on their debt obligations, have filed for insolvency or are selling at sufficiently discounted prices where the Adviser expects that if the companies do not default, such investments will yield attractive risk-adjusted returns.

Event-Driven Misvaluations of Securities

The Master Fund will also seek to invest in companies that are not currently undergoing immediate financial distress, but where the Adviser believes that certain special event-driven scenarios have led to a market valuation which is, in the Adviser's view, below long-term estimated fair value. The Adviser believes that factors that may give rise to event-driven investment opportunities include changes in applicable regulatory regimes and idiosyncratic events such as litigation, mergers and other corporate transformations, natural disasters, commodity price spikes and management turmoil.

Capital Market Inefficiencies

The Master Fund will also invest in companies where the Adviser does not expect that the company or its owners will undergo an insolvency or workout or other similar extraordinary transaction, but where the Adviser believes market prices of such investments reflect a higher than warranted market expectation that a negative event will occur. This may also include investments in companies that are highly leveraged where the Adviser believes the investment offers an attractive risk-adjusted return. The Adviser believes that market inefficiencies in these circumstances may be due, among other things, to general dislocations in markets, a lack of financial market following, a misunderstanding in the market of particular industries or companies or industries that may be out of favor with the investment community.

Investment Types

The Master Fund may invest in U.S. and non-U.S. issuers, including issuers in emerging market countries. The Master Fund may invest in a variety of instruments, including, but not limited to, debt securities, loans, preferred stock, convertible securities, trade claims, common stock and U.S. and non-U.S. government securities. The fixed-income instruments in which the Master Fund invests may be rated investment grade or below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated securities deemed to be of comparable quality. The Master Fund may invest in fixed-income instruments without regard to their maturity. In pursuing its investment objective or for hedging purposes, the Master Fund may engage in short selling and may invest in various types of derivatives, including structured products, swaps, futures contracts and options.

The Master Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act. The Adviser typically endeavors to limit investments in any one issuer to no more than 15% of the Master Fund's gross assets (measured at the time of purchase).

In response to adverse market economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments to maintain the liquidity necessary to effect its quarterly repurchases of Shares. See "Quarterly Repurchases Of Shares."

Subject to applicable law, the Master Fund does not intend to invest in companies controlled by KKR or its affiliates.

The Fund's and the Master Fund's investment objective and strategies are not considered to be fundamental by the Fund or the Master Fund, and may be changed without the vote of the Fund's shareholders ("Shareholders") or the Master Fund's shareholders ("Master Fund Shareholders"), as applicable, by the Board of Trustees of the Fund ("Board") or the Board of Trustees of the Master Fund ("Master Fund Board"), as applicable, with at least 60 days' written notice provided to the Shareholders or Master Fund Shareholders.

As set forth above, the Fund will attempt to achieve its investment objective by investing all or substantially all of its assets in the Master Fund.
BORROWINGS

The Master Fund is authorized to borrow money for investment purposes and to meet requests for repurchases. The Master Fund is not permitted to borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300%. See "Investment Program—Borrowings."

ABOUT KKR

Founded in 1976, KKR is a leading global investment firm with 14 offices and approximately 900 people, including over 400 investment professionals. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies. KKR is a long-term fundamental investor focused on producing attractive risk-adjusted returns for its clients. As of June 30, 2012, KKR had $61.5 billion in assets under management.

KKR operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes. Its investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics. The Adviser utilizes a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser's investment approach is designed to incorporate valuable characteristics of both.

Because KKR believes that deep industry knowledge is integral to sourcing deals and creating value for investors, KKR's investment professionals are organized in industry-specific teams. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest. KKR believes the industry-specific team approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full range of opportunities across companies' capital structure.

MANAGEMENT FEE

The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master Fund's management fee (the "Management Fee"). In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a monthly Management Fee at the annual rate of 1.25% of the month-end value of the Master Fund's Managed Assets. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Master Fund's accrued liabilities (other than any borrowings).

During periods when the Master Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Master Fund did not use leverage because the Management Fee paid is calculated on the basis of the Master Fund's Managed Assets, which includes the assets purchased through leverage.

SHAREHOLDER SERVICING FEE

The Fund pays the Distributor, and the Distributor pays each broker-dealer or other financial intermediary that enters into a Shareholder Servicing Agreement with the Distributor (collectively, "Service Agents"), a monthly shareholder servicing fee of 0.0083% (0.10% on an annualized basis) of the net asset value ("NAV") of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee the Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with the Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

The maximum aggregate compensation payable to the Distributor and all Service Agents (as set forth under the section "Shareholder Servicing Fee") will not exceed 8.0% of the aggregate offering proceeds of the offering of Shares. As set forth under "Shareholder Servicing Fee," in exchange for this compensation, a Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

FEES AND EXPENSES

The Fund bears all expenses incurred in the business of the Fund, and indirectly its pro rata portion of all expenses incurred by the Master Fund. The Fund has incurred initial offering costs of approximately $51,356. The Fund's offering costs are being capitalized and amortized over the 12-month period beginning on the initial closing date for subscriptions for Shares ("Initial Closing Date"). The Fund will also bear certain ongoing costs associated with the Fund's continuous offering of Shares (mostly printing expenses). See "Summary of Fees and Expenses" and "Fund and Master Fund Expenses."

The Fund does not charge its Shareholders a separate administration fee. However, the Fund will incur its own transfer agency fees. SEI Investments Global Funds Services (the "Administrator"), as Master Fund administrator, performs certain administration, accounting and investor services for the Master Fund. In consideration for these services, the Master Fund pays the Administrator a fee for services calculated based upon the net assets of the Master Fund, calculated and assessed monthly, subject to a minimum annual fee, and reimburses certain of the Administrator's expenses.

BOARD OF TRUSTEES

The Fund has a Board that has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. A majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. The same Trustees also serve as the Master Fund Board. See "Management of the Fund and the Master Fund."

THE OFFERING

The Fund is offering on a continuous basis through SEI Investments Distribution Co. (the "Distributor") $500,000,000 of shares of beneficial interest ("Shares"). Shares will be offered during an initial public offering period at an initial offering price of $10.00 per Share, and in a continuous offering thereafter at the Fund's current NAV per Share. See "Purchases of Shares." The Initial Closing Date is currently anticipated to be on or about January 2, 2013. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share through a registered investment adviser (a "RIA") that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by such RIA. See "Calculation of Net Asset Value" and "Plan of Distribution."

NO SALES LOAD	Shareholders will not be charged a sales load.
PURCHASE OF SHARES

The minimum initial investment in the Fund by an investor is $25,000. There is no minimum for additional investments in the Fund. The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers, directors or Trustees of the Fund, the Adviser or their affiliates or associated persons). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application and funding deadlines described below) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions.

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each month. The investor must submit a completed application form five (5) business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds two (2) business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See "Types of Investments and Related Risks—Closed-End Fund; Liquidity Risks."

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan's investment in the Fund. See "ERISA Considerations."

UNLISTED CLOSED-END STRUCTURE

Each of the Fund and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

PERIODIC LIQUIDITY THROUGH QUARTERLY REPURCHASES OF SHARES

No Shareholder has the right to require the Fund to redeem his, her or its Shares. However, the Fund intends to offer to repurchase Shares on a quarterly basis pursuant to written tenders by Shareholders, and each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (the "Repurchase Valuation Date"). There is no minimum amount of Shares which must be repurchased in any repurchase offer. Any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Each repurchase offer will generally commence approximately 35 days prior to the applicable Repurchase Valuation Date. The first offer to repurchase Shares from Shareholders is expected to occur on or about March 31, 2013.

The Fund's assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's shares. The individuals of the Board also serves as the Master Fund Board and the Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Master Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund's repurchase offers will generally apply to up to 20% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Agreement and Declaration of Trust.

A Shareholder who tenders for repurchase of such Shareholder's Shares during the first year following such Shareholder's initial purchase will be subject to a fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund (an "Early Repurchase Charge"). The Board may, in certain limited instances where it has determined that the remaining Shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Charge. Any such waiver does not imply that the Early Repurchase Charge will be waived at any time in the future or that such Early Repurchase Charge will be waived for any other Shareholder.

The Master Fund may need to suspend or postpone repurchase offers if it is not able to liquidate its portfolio positions in order to pay tendering Master Fund Shareholders in a timely manner. If the Master Fund suspends or postpones repurchase, the Fund will also need to suspend or postpone its repurchase offers.

DISTRIBUTIONS

Distributions will be paid at least quarterly in amounts representing substantially all of the net investment income, if any, earned each quarter. The Fund intends to pay any capital gains distributions at least annually.

Cash distributions paid by the Fund may be reinvested in additional Shares under the dividend reinvestment plan established by the Fund (the "DRIP") if a Shareholder whose Shares are registered in his or her own name elects to enroll in the DRIP.

TERM	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.
SUMMARY OF TAXATION

The Fund intends to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it currently distributes to its Shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distribution Policy" and "Tax Aspects."

REPORTS TO SHAREHOLDERS

The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund's operations during each quarter.

CONFLICTS OF INTEREST

The Adviser will experience conflicts of interest in connection with the management of the Master Fund, relating to: the allocation of the Adviser's time and resources between the Master Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Master Fund invests; investments by the Master Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Master Fund versus other clients; the Adviser's use of information gained from issuers in the Master Fund's portfolio to investments by other clients, subject to applicable law; and restrictions on the Adviser's use of "inside information" with respect to potential investments by the Master Fund. See "Conflicts of Interest."

RISK FACTORS

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see "Types of Investments and Related Risks." You should consider carefully the following principal risks before investing in the Fund:

•

The Fund's indirect investments through the Master Fund's investments in securities and other obligations of companies that are experiencing capital structure distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment, and require active monitoring;

•

The Fund's indirect investments through the Master Fund's investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen;

•

The Fund's indirect investments through the Master Fund's investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment and may have speculative characteristics;

• Increases in interest rates generally will cause the Fund's indirect investments through the Master Fund's investment in fixed-rate debt securities to decline in price;
• Investments in debt securities with longer terms to maturity are subject to greater volatility than investments in shorter-term obligations;

•

Subordinated investments in debt have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flow and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower;

• During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled;
• Below investment grade (commonly referred to as "junk" or high-yield) instruments may be particularly susceptible to economic downturns, which could cause losses;
• Certain investments will be exposed to the credit risk of the counterparties with whom the Master Fund deals;
• The Master Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Master Fund believes it is desirable to do so;
• The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those with an exchange;
• The value of convertible securities may be adversely affected by changes in interest rates, as well as the market price and volatility of the underlying security;
• The value of equity securities will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions;
• Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Master Fund;

• Leverage could create the opportunity for a higher return for Master Fund Shareholders, including the Fund, but can magnify the effect of any losses;

•

The Fund may be indirectly, through its investment in the Master Fund, materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Master Fund invests;

•

Securities or other instruments of non-U.S. issuers or borrowers ("Non-U.S. Securities") may be traded in undeveloped, inefficient and less liquid markets, and may experience greater price volatility and changes in value;

• Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•

The Fund may suffer adverse consequences through its indirect investment in the Master Fund, because sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Master Fund;

•

The Fund may suffer adverse consequences through its indirect investment in the Master Fund, because credit remediation involving entities and activities outside the regular banking system (i.e., the "shadow banking system" in Europe) could result in increased regulatory and operating costs, which could adversely affect the implementation of the Master Fund's investment strategies and returns;

•

Although the U.S. credit markets are not currently experiencing the same extreme volatility and market disruption as occurred during 2008 to 2009, extreme volatility or market disruption may recur in the future;

•

Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), could occur during the term of the Fund, which may materially adversely affect the Fund and the Master Fund;

• The Fund and the Master Fund are newly organized, non-diversified, closed-end investment company with no operating history;

•

The Fund's Shares are not traded on any securities exchange or other market, and although the Fund expects to repurchase Shares on a quarterly basis, no assurances can be given that the Fund will do so;

•

During a given repurchase offer, it is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions could cause a decline in the value of Shares in the Fund;

•

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate its investments in the Master Fund more rapidly than otherwise desirable in order to raise cash to fund the repurchases;

•

The Master Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year, which may result in the realization of net short-term capital gains by the Master Fund which, when distributed to Master Fund Shareholders, including the Fund, will be taxable as ordinary income;

•

As a "non-diversified" fund under the 1940 Act, the Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence; and

•

To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund and the Master Fund should be considered speculative investments and entail substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

SUMMARY OF FEES AND EXPENSES

        The following table illustrates the aggregate fees and expenses that the Fund and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly.

TRANSACTION FEES
Maximum Sales Load (percentage of purchase amount)	None
Maximum Early Repurchase Charge*	2.00%
ANNUAL FUND EXPENSES (as a percentage of the Fund's net assets)
Management Fee**	1.25%
Other Expenses***	0.59%
Total Annual Fund Expenses***	1.84%
Less Fee Waiver and Expense Reimbursement****	(0.04)%
Annual Net Expenses	1.80%

        EXAMPLE:

        You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:†

1 year††	3 years††	5 years††	10 years††
$18	$57	$99	$216

        Actual expenses may be greater or lesser than those shown.    Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†
On an investment of $25,000 the Example would be as follows:

        EXAMPLE:

        You would pay the following fees and expenses on a $25,000 investment, assuming a 5% annual return:

1 year††	3 years††	5 years††	10 years††
$457	$1,437	$2,479	$5,388

††
Year 1 expenses reflect a fee waiver and expense reimbursement agreement on the part of the Adviser, as set forth below.

*
Early Repurchase Charge applies if Shares are tendered for repurchase during the first year following a Shareholder's initial purchase.

**
This Management Fee is paid to the Adviser at the Master Fund level. The Adviser will receive a monthly Management Fee at an annual rate of 1.25% of the month-end value of the Master Fund's Managed Assets. While the fee table above presents the Management Fee as a percentage of the Master Fund's net assets, the Master Fund currently does not intend to engage in any form or combination of financial leverage (including borrowings for investment purposes, reverse repurchase agreements, dollar rolls and issued preferred shares or debt securities) during the current fiscal year. The Master Fund currently intends to borrow money during the current fiscal year for short term cash management purposes only.

***
Other Expenses include the Fund's estimated expenses for the current fiscal year and the Master Fund's estimated expenses for the current fiscal year assuming Fund net assets of

    $250 million. Includes professional fees and other expenses, including, without limitation, the Fund's Shareholder Servicing Fee, that the Fund will bear directly and indirectly through the Master Fund. See "Fund and Master Fund Expenses" and "Shareholder Servicing Fee."

****
The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) to the extent necessary in order to cap the Fund's total annual operating expenses at 1.80% of the month-end value of the Fund's net assets until March 1, 2014. Under this agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund's total annual operating expenses do not exceed 1.80% of the month-end value of the Fund's net assets for the fiscal year.

        The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Fund Expenses" are based on estimated amounts for the Fund's first full year of operations. For a more complete description of the various fees and expenses of the Fund, see "Fund and Master Fund Expenses," "Management Fee," "Shareholder Servicing Fee" and "Purchases of Shares."

THE FUND

        The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on July 16, 2012. The Fund intends to commence operations on or about the Initial Closing Date, as defined above. The Fund's principal office is located at 555 California Street, 50th Floor, San Francisco, CA 94104, and its telephone number is (415) 315-3620. Responsibility for monitoring and overseeing the Fund's investment program and its management and operation is vested in the individuals who serve on the Board. Responsibility for monitoring and overseeing the Master Fund's investment program and its management and operation is vested in the individuals who serve on the Master Fund Board. The same individuals serve on the Board and the Master Fund Board. See "Management of the Fund."

THE ADVISER

        KKR Asset Management LLC serves as the Master Fund's investment adviser (the "Adviser"). Launched in 2004, the Adviser is a subsidiary of KKR & Co. L.P. (together with its subsidiaries, "KKR"), a leading global investment firm with a 36-year history of leadership, innovation and investment excellence.

        The Adviser is a leading manager of non-investment grade debt, and has also recently expanded the scope of its investment focus to public equities. The Adviser's investment teams, which are organized by industry, invest across the capital structure with the goal of protecting capital and achieving attractive risk-adjusted returns. With more than 100 employees in its business, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients.

USE OF PROCEEDS

        The proceeds from the sale of Shares, net of the Fund's fees and expenses, are to be invested by the Fund as of the first business day of the month following the Fund's receipt of such proceeds in the Master Fund, a separate closed-end, non-diversified, management investment company with the same investment objective and strategies as the Fund.

        The Fund expects that following receipt of the offering proceeds by the Master Fund, the Master Fund will invest such proceeds as soon as practicable (but not in excess of three months) after each subscription date, in accordance with the Fund's and the Master Fund's investment objective and strategies and consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Master Fund. The Master Fund will pay the Adviser the full amount of the Management Fee during any period prior to which any of the Master Fund's assets (including any proceeds received by the Master Fund) are fully invested in accordance with its investment objective.

INVESTMENT PROGRAM

Investment Objective

        Through its investment in the Master Fund, the Fund's investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation. There can be no assurance that the Fund or the Master Fund will achieve its investment objective.

Market Opportunity

        KKR expects that macroeconomic challenges, global deleveraging and related political imbalances will cause credit investment opportunities to remain highly dynamic over the next several years. In particular, KKR believes the following themes have begun, and will continue, to generate attractive credit opportunities:

        Volatile Capital Markets.    KKR believes capital markets are volatile due to sovereign debt balances straining developed economies like those of Europe and the United States, and political uncertainty regarding the ultimate resolution of persistent government fiscal imbalances. Set against a challenging macroeconomic backdrop, KKR believes world economies will begin to experience shorter periods of economic expansion and heightened capital market volatility, requiring a more opportunistic approach to asset allocation.

        Attractive Liquidity and Default Premiums.    Capital markets volatility combined with a strong investor preference for liquid securities with low default risk has led to an environment where return on U.S. Treasury securities barely outpaces inflation. This risk aversion has impacted institutional capital as banks and other financial intermediaries continue to de-lever and de-risk their balance sheets. We believe that this dynamic creates an opportunity for fundamental credit investors like KKR to earn very attractive risk adjusted returns by taking on incremental credit and liquidity risk.

        Downsizing of the Financial Services Industry.    The post-financial crisis financial services industry has been characterized by lower leverage ratios, a decrease in traditional bank lending and heightened regulatory scrutiny. Bank balance sheets have contracted in response, creating a void in the supply of credit for corporations and individuals alike. KKR believes creative, flexible, non-traditional capital providers are best positioned to fill this void and can earn attractive returns for doing so.

        European Debt Crisis.    KKR believes that the ongoing European debt crisis and related structural changes to European Union economies are likely to continue to create significant periods of dislocation, during which significant amounts of capital are withdrawn from the market through indiscriminate selling. Given the current state of the region and a general downsizing of the financial services industry, European banks are deleveraging and European companies are becoming strained, which KKR expects to create attractive investment opportunities.

        As a subsidiary of KKR, the Adviser believes it can capitalize on these themes by utilizing KKR's global network of resources, including industry specialists from across KKR's asset management and private equity practices, locally-based investment professionals around the world, and a deep network of industry relationships.

Investment Strategies

        The Master Fund seeks to achieve its, and indirectly the Fund's, investment objective primarily by focusing on corporate opportunities and investing in fixed-income and equity securities with a credit-oriented point of view. The Master Fund seeks to tactically and dynamically allocate capital across companies' capital structures where the Adviser believes its rigorous due diligence process has identified compelling investment opportunities. These investment opportunities generally arise where the Adviser has identified one of the following three broad investment strategies discussed below.

  Issuer Distress

        The Master Fund will invest in distressed companies where the Adviser believes capital structure distress has created a mispricing of assets. Distressed investment opportunities targeted by the Master Fund may include investments in corporate debt or equity issued by companies that have defaulted on their debt obligations, have filed for insolvency or are selling at sufficiently discounted prices where the Adviser expects that if the companies do not default, such investments will yield attractive risk-adjusted returns.

  Event-Driven Misvaluations of Securities

        The Master Fund will also seek to invest in companies that are not currently undergoing immediate financial distress, but where the Adviser believes that certain special event-driven scenarios have led to a market valuation which is, in the Adviser's view, below long-term estimated fair value. The Adviser believes that factors that may give rise to event-driven investment opportunities include changes in applicable regulatory regimes and idiosyncratic events such as litigation, mergers and other corporate transformations, natural disasters, commodity price spikes and management turmoil.

  Capital Market Inefficiencies

        The Master Fund will also invest in companies where the Adviser does not expect that the company or its owners will undergo an insolvency or workout or other similar extraordinary transaction, but where the Adviser believes market prices of such investments reflect a higher than warranted market expectation that a negative event will occur. This may also include investments in companies that are highly leveraged where the Adviser believes the investment offers an attractive risk-adjusted return. The Adviser believes that market inefficiencies in these circumstances may be due, among other things, to general dislocations in markets, a lack of financial market following, a misunderstanding in the market of particular industries or companies or industries that may be out of favor with the investment community.

  Investment Types

        The Master Fund may invest in U.S. and non-U.S. issuers, including issuers in emerging market countries. The Master Fund may invest in a variety of instruments, including, but not limited to, debt securities, loans, preferred stock, convertible securities, trade claims, common stock and U.S. and non-U.S. government securities. The fixed-income instruments in which the Master Fund invests may be rated investment grade or below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated securities deemed to be of comparable quality. The Master Fund may invest in fixed-income instruments without regard to their maturity. In pursuing its investment objective or for hedging purposes, the Master Fund may engage in short selling and may invest in various types of derivatives, including structured products, swaps, futures contracts and options.

        The Fund and the Master Fund are non-diversified, closed-end management investment companies for purposes of the 1940 Act. The Adviser typically endeavors to limit investments in any one issuer to no more than 15% of the Master Fund's gross assets (measured at the time of purchase).

        In response to adverse market economic or political conditions, the Master Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Master Fund may also make these types of investments to maintain the liquidity necessary to effect its quarterly repurchases of Shares.

        Subject to applicable law, the Master Fund does not intend to invest in companies controlled by KKR or its affiliates.

        The Fund's and Master Fund's investment objective and strategies are not considered to be fundamental and may be changed without the vote of the Shareholders or the Master Fund Shareholders, as applicable, by the Board or Master Fund Board, as applicable, with at least 60 days' written notice provided to Shareholders or Master Fund Shareholders, as applicable.

Investment Philosophy

        With more than 100 employees, including over 60 investment professionals, the Adviser has deep expertise in the global credit markets and in investing in corporate debt across a range of industries. The Adviser's investment professionals manage and evaluate credit opportunities across capital structures, and they provide access to an established platform for evaluating investments, managing risk and focusing on opportunities that seek to generate attractive returns with appropriate levels of risk. This platform allows for intensive due diligence to filter investment opportunities and help select investments that the Adviser believes offer the most favorable risk/reward characteristics.

        The Adviser's investment approach is to be flexible in how the Master Fund invests once the Adviser has identified macro catalysts or idiosyncratic events. The Adviser generally focuses on corporate opportunities and invests in fixed-income and equity securities with a credit-oriented point of view. The Adviser utilizes its active trading capabilities to deploy capital rapidly into liquid markets during times of heightened market volatility and uncertainty and to take advantage of mispriced or dislocated instruments that the Adviser believes will ultimately recover to estimated fair value. The Adviser generally seeks to invest in companies where it has what it regards as a differentiated view through its proprietary research and due diligence capabilities, including, for example, where the Adviser has performed detailed due diligence on the relevant company or its competitors, service providers or industry.

        The Adviser is part of the broader KKR organization. KKR is a long-term fundamental investor focused on producing attractive risk-adjusted returns. Within the Master Fund's investment strategies specifically, KKR seeks out complexity, dislocation and uncertainty, which it believes creates mispricing in the marketplace. KKR believes that its credit platform is differentiated by:

  •
  A "One-Firm" approach to investing, which integrates KKR's resources across regions and asset classes and KKR's history of investing across more than three decades of economic cycles and market fluctuations;

  •
  A global presence, where KKR is "local" in major markets in North America, Europe and Asia, enhancing the Adviser's ability to identify market dislocations early, move capital to the most attractive regions and efficiently and effectively execute on corresponding investment opportunities;

  •
  Over 60 industry-aligned investment professionals who provide the Adviser with comprehensive views on a broad range of industries and sectors, conduct due diligence and monitor investments;

  •
  A special situations team housed within the Adviser, located in San Francisco, New York and London, which comprises 17 investment professionals with extensive experience in identifying,

    evaluating and structuring investments up and down the capital structure from secured debt to equity and bespoke structured credits;

  •
  A global macro and asset allocation team, which provides the Adviser with research and outlooks on the changing dynamics in the global economy. This capability augments research conducted by its other investment professionals and helps the Adviser to quickly develop formal macro views in its due diligence, whether around broad macro themes or specific regional, country or market opportunities;

  •
  Dynamic trading ability, which allows the Adviser to move quickly into liquid credit and equity markets and take advantage of real-time market movements and dislocations with a view to creating incremental value for the Master Fund;

  •
  Stakeholder management capabilities, including a dedicated Public Affairs team, which the Adviser believes provides it with an advantage in conducting due diligence, proactively managing its portfolio through governmental, regulatory, labor or environmental issues and sourcing new investments;

  •
  A network of approximately 30 Senior Advisors, who have held leading executive roles in major global corporations and provide KKR with operational and strategic insights and help it evaluate individual investment opportunities; and

  •
  A "One-Firm" compensation and incentive structure and approach to investing, which allows KKR to act as a single team focused on finding the best investments and creating the best returns for its investors.

The Investment Process

        The Adviser utilizes a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser's investment approach is designed to incorporate valuable characteristics of both. The Adviser will generally invest in a credit once it has undergone a due diligence analysis and a comprehensive review and discussion with respect to the Adviser's sourcing advantages, analysis or diligence findings.

        Once an investment is made, the Adviser carefully monitors the position and formally re-underwrites its credit decision using a Portfolio Management Committee process. If the committee is not convinced that capital is still best invested in a position, a plan to intelligently exit is developed and implemented.

        The central step in the Adviser's investment process is the performance of company, industry, capital structure and legal analysis on each Master Fund investment. Key elements of this exercise include:

        Corporate and Debt Structure.    The Adviser will generally review the corporate structure of a target company in an effort to understand which entities own what assets, which subsidiaries have the support of those assets and how outstanding guarantees, liens and pledges interrelate with the various claims on the company's cash flows and to understand the covenants, terms and conditions of the company's outstanding debt and equity securities.

        Legal and Regulatory Environment.    Defining and understanding the legal, regulatory and tax regimes in which a target company operates, including, in particular, having a deep understanding of the intricacies of the insolvency regimes applicable to the company, is a key focus of the due diligence process. Engaging in regulatory and corporate affairs analysis to ensure the Master Fund is properly positioned with respect to labor, political and other key constituencies applicable to its investments is also, where appropriate, an important part of the Adviser's due diligence process.

        Key Valuation Drivers.    The Adviser will generally seek to analyze a target company's historical performance and prospects with a view toward understanding the sustainable margins and strengths and weaknesses in a company's cost structure and analyzing the quality of cash flows of the underlying investment, including capital intensity needed to sustain its asset base, requirements for growth, degrees of flexibility to reduce its cost base if volumes or prices decline, and requirements for debt amortization or other external payments. The Adviser will also seek to define the market in which a company competes and, in particular, to assess what the company does, including what products and services it provides and to whom; to understand threats it may face for pricing or cost structure; and to identify drivers of market growth or decline, including changes in industry structure, technology or demographics.

        Macro Environment.    The Adviser will also generally examine the broader environment in order to understand and consider potential macroeconomic head or tailwinds relevant to a target company utilizing scenario-based analysis. In this effort, the Adviser will generally work closely with the Adviser's global macro and asset allocation team around views and data related to the macro environment, in addition to working with this team when conducting due diligence on specific opportunities, whether they be regional, country or market specific.

        Tax Environment.    Defining the tax regime in which a company operates is another key aspect of the due diligence process. The Adviser will generally undertake a tax analysis of Master Fund investments with a view to optimizing structure and returns. As appropriate, the team will engage specialist third party advisors for this purpose. KKR has strong relationships with tax advisors around the world who advise it on current key issues regarding existing portfolio investments and on trends and evolving legislation and practices in their respective jurisdictions and areas of expertise.

Borrowings

        The Master Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, or reverse repurchase agreements. Subject to prevailing market conditions, the Master Fund may use leveraging instruments to add financial leverage to its portfolio representing up to approximately 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Master Fund's total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Master Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Master Fund's assessment of market conditions and the investment environment.

        The 1940 Act generally limits the extent to which the Master Fund may utilize borrowings and "uncovered" transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 1/3% of the Master Fund's total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Master Fund may issue preferred shares to 50% of the Master Fund's total assets (less the Master Fund's obligations under senior securities representing indebtedness). "Covered" reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act, but the assets used to "cover" may not be counted as part of the Master Fund's total assets for purposes of the 33 1/3% and 50% limits. The Master Fund will "cover" its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable Securities and Exchange Commission ("SEC") interpretations and guidance from time to time. Alternatively, the Master Fund may enter into an offsetting position or owns positions covering its obligations with respect to the transaction; otherwise, this transaction will be considered "uncovered." The Master Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

        Use of leverage creates an opportunity for increased income and return for Master Fund Shareholders, including the Fund, but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Shares. There can be no assurance that the Master Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Master Fund may be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Master Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Master Fund's portfolio in accordance with its investment objective and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Master Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Master Fund's investment returns. In addition, the Master Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Master Fund. These covenants would also likely limit the Master Fund's ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Master Fund Board and Master Fund Shareholders to change fundamental investment policies.

TYPES OF INVESTMENTS AND RELATED RISKS

        Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following principal risks before investing in the Fund. Discussed below are the investments generally made by the Master Fund and the principal risks that the Adviser, the Master Fund and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund through its investment in the Master Fund.

Risks Relating to Investment Strategies and Master Fund Investments

        Special Situations and Distressed Investments.    The Master Fund intends to invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the Master Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Master Fund will correctly evaluate the value of the assets collateralizing the Master Fund's investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Master Fund invests, the Master Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Master Fund's original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

        Event Driven Investing.    The Master Fund may invest in companies in expectation of a specific event or catalyst, which may be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a Chapter 11 filing). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Master Fund's investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Master Fund of the investment in respect of which such distribution was made.

        Debt Instruments Risk.    The Master Fund will invest in loans and other types of debt instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of debt investments held by the Master Fund to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The obligor of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor's willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements See also "Types of Investments and Related Risks—Credit Risk."

        The Master Fund will invest in loans and other similar forms of debt. Such forms of indebtedness are different from traditional debt securities in that debt securities are part of a large issue of securities to the public and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Master Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Master Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which the Master Fund participates may have different and sometimes superior rights to those of the Master Fund. Where the Master Fund invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, the Master Fund will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that the Master Fund enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances, the Master Fund will benefit from any set-off between the lender and the borrower. Successful claims by third parties arising from these and other risks may be borne by the Master Fund.

        The Master Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Master Fund's only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).

        Senior Loan Risk.    Senior loans in most circumstances are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Master Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.

        Senior loans usually include restrictive covenants, which must be maintained by the borrower. The Master Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

        Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Master Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Master Fund.

        Subordinated and Unsecured or Partially Secured Loan Risk.    The Master Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower's capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

        Credit Risk.    The Master Fund's debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Master Fund and a reduction in the value of the debt investments experiencing non-payment.

        Although the Master Fund may invest in investments that the Adviser believes are secured by specific collateral the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Master Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Adviser. Moreover, the Master Fund's investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Master Fund may not have priority over other creditors as anticipated. As discussed above under "Types of Investments and Related Risks—Subordinated and Unsecured or Partially Secured Loan Risk," the Master Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company's ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

        Companies in which the Master Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Master Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

        Prepayment Risk.    Prepayment risk occurs when a debt investment held by the Master Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Master Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers' financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Master Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Master Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Master Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which may be taxable as ordinary income to Master Fund Shareholders, including the Fund. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Master Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.

        High Yield Instruments Risk.    The Master Fund may invest in debt securities and instruments that are classified as "higher-yielding" (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer's failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter ("OTC") marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Master Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions such as those recently (and in some cases, currently) experienced globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high yield debt securities.

        Counterparty Risk.    Certain Master Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Master Fund deals, whether in exchange-traded or OTC transactions. The Master Fund may be subject to the risk of loss of Master Fund assets on deposit or being settled or cleared with a broker in the event of the broker's bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Master Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Master Fund might recover, even in respect of property specifically traceable to the Master Fund, only a pro rata share of all property available for distribution to all of the counterparty's customers and counterparties. Such an amount may be less than the amounts owed to the Master Fund. Such events would have an adverse effect on the NAV of the Master Fund.

        The Master Fund's investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Master Fund and its NAV.

        Mezzanine Investments Risk.    Most of the Master Fund's mezzanine investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company's assets, some or all of such terms may not be part of particular investments. Mezzanine investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a "fraudulent conveyance" (see below); (ii) the recovery as a "preference" of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called "lender liability" claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

        Liquidity Risk.    The Master Fund may invest without limit in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Master Fund within seven days in the ordinary course of business at approximately the amount at which the Master Fund has valued the securities). The Master Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Master Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

        Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Master Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Master Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Master Fund's assets in illiquid and restricted securities may restrict the Master Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Master Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Master Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Master Fund would bear market risks during that period.

        Valuation Risk.    Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for the securities or instruments in which the Master Fund intends to trade. Loans and fixed-income instruments, for example, generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Master Fund. As a result, the Master Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Master Fund is less than the value of such loans or fixed-income instruments carried on the Master Fund's books.

        Convertible Securities Risk.    Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

        The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the

Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Master Fund's ability to achieve its investment objective.

        Equity Securities Risk.    The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

        Derivatives Risk.    The Master Fund's derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Master Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Master Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Master Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to the Master Fund's derivative investments would not be available to the Master Fund for other investment purposes, which may result in lost opportunities for gain.

        As discussed further below under "Legal and Regulatory Risks," the Dodd-Frank Act could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the OTC derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the ability of the Master Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Master Fund engages in derivative transactions could also prevent the Master Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Master Fund.

        Swap Risk.    The Master Fund may also invest in credit default swaps, total return swaps and interest rate swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as "counterparty risk" and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. When buying protection under a swap, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Master Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. The Master Fund will "cover" its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

        The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Master Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Master Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Master Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Master Fund would typically have to post collateral to cover this potential obligation.

        Options and Futures Risk.    The Master Fund may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Master Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Master Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

        The Master Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

        The Master Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Master Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

        Engaging in transactions in futures contracts involves risk of loss to the Master Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Master Fund to substantial losses. Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

        Structured Products Risk.    The Master Fund may invest in structured products, consisting of Collateralized Loan Obligations ("CLOs") and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to issuer repayment or counterparty risk.

        The Master Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Master Fund.

        Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Master Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Leverage Risk.    The Master Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of notes, or reverse repurchase agreements. The Master Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Master Fund's assessment of market conditions and the investment environment.

        Although certain forms of effective leverage, such as leverage incurred in securities lending, total return swap arrangements, other derivative transactions or short selling, if covered consistent with the SEC staff's positions under the 1940 Act, may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Master Fund's leverage limits. Subject to prevailing market conditions, the Master Fund may use leveraging instruments to add financial leverage to its portfolio representing up to approximately 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Master

Fund's total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act).

        The Master Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Master Fund may perform as if it were leveraged. The Master Fund's use of leverage could create the opportunity for a higher return for Master Fund Shareholders but would also result in special risks for Master Fund Shareholders, including the Fund, and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful.

        Bankruptcy and Other Proceedings.    Certain debt securities invested in by the Master Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Master Fund to repay any amounts received by it with respect to the securities. If the Master Fund or the Adviser is found to have interfered with the affairs of a company in which the Master Fund holds a debt investment, to the detriment of other creditors or shareholders of such company, the Master Fund may be held liable for damages to injured parties or a bankruptcy court. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity. Where the Master Fund or the Adviser has representatives on the boards of a portfolio company, such involvement may also prevent the Master Fund from freely disposing of its debt investments and may subject the Master Fund to additional liability or result in re-characterization of its debt investments as equity.

        Lender Liability Risk.    A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Master Fund may be subject to allegations of lender liability.

        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in other inequitable conduct to the detriment of such other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."

        Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Master Fund, the Master Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

        Short Selling Risk.    Short selling involves a number of risks. If a security sold short increases in price, the Master Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Master Fund expects to have substantial short positions and will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Master Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Master Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Master Fund.

        Until the Master Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Master Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Master Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Master Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Master Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Master Fund's investment flexibility, as well as its ability to meet other current obligations.

        In times of unusual or adverse market, economic, regulatory or political conditions, the Master Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

        When-Issued Securities and Forward Commitments.    Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

        Asset-Backed Securities.    The value of asset-backed securities like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Master Fund for such securities, the yield the Master Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

        Collateralized Debt Obligations.    Cash flows in a collateralized debt obligation ("CDO") are split into two or more tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the underlying pool of bonds and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CDO securities as a class. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by an NRSRO; (iii) the Master Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Master Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced "fire sale" liquidation due to technical defaults such as coverage test failures; and (viii) the CDO's manager may perform poorly.

        Mortgage-Backed Securities.    In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the U.S., the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

        Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Master Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

        Dollar Rolls.    A dollar roll transaction involves a sale by the Master Fund of a security concurrently with an agreement by the Master Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Master Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Master Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Master Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Master Fund's forward purchase commitment may decline below, or the market value of the securities subject to the Master Fund's forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Master Fund's use of the proceeds of the current sale portion of the transaction may be restricted.

        Zero Coupon and PIK Bonds.    Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

        Repurchase Agreements Risk.    Subject to its investment objective and policies, the Master Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Master Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.

        Reverse Repurchase Agreements Risk.    The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Master Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Master Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Master Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Master Fund's NAV will decline, and, in some cases, the Master Fund may be worse off than if it had not used such instruments.

        U.S. Government Debt Securities Risk.    U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Master Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Master Fund's average maturity is longer, under certain market conditions the Master Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, Fannie Mae and Freddie Mac. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Master Fund investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.

Risks Relating to the Master Fund's Investment Program

        Market and Economic Risks.    The Master Fund and its portfolio companies may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which they invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Master Fund's control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Master Fund to make attractive new investments.

        In particular, economic and financial market conditions began to significantly deteriorate approximately five years ago as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. The U.S. economy has experienced and continues to experience relatively high levels of unemployment and constrained lending. The Master Fund's investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of the improvement, to the extent economic conditions experienced over the last four years continue, they may adversely impact the investments of the Master Fund. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser or its affiliates will prove correct, and actual events and circumstances may vary significantly.

        The Master Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as "systemic risk" and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Master Fund interacts on a daily basis.

        Non-U.S. Securities Risk.    Investments in securities or other instruments, including secured loans and unsecured loans, of non-U.S. issuers or borrowers ("Non-U.S. Securities") involve certain factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital (possibly requiring government approval); expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. The risks of investments in emerging markets (if any), including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because Non-U.S. Securities may trade on days when the Master Fund's Shares are not priced, NAV may change at times when Shares cannot be sold.

        Foreign Currency Risk.    Investments made by the Master Fund, and the income received by the Master Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Master Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Master Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Master Fund. In addition, the Master Fund will incur costs in converting investment proceeds from one currency to another. The Master Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Master Fund invests may be subject to risks relating to changes in currency values, as described above. If a portfolio company suffers adverse consequences as a result of such changes, the Master Fund may also be adversely affected as a result.

        Eurozone Risk.    The Master Fund may invest from time to time in European companies and companies that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Master Fund in European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Master Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Master Fund.

        Market Developments.    Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, extreme volatility or market disruption may recur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

        For example, certain borrowers may, due to macroeconomic conditions, be unable to repay the secured loans during this period. A borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the borrower's ability to meet its obligations under its debt securities. The Master Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Master Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Master Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Master Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Master Fund's loans and the value of its equity investments. The current recession could lead to financial losses in the Master Fund's portfolio and a decrease in revenues, net income and the value of the Master Fund's assets.

        These developments may increase the volatility of the value of securities owned by the Master Fund. These developments also may make it more difficult for the Master Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Master Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to Master Fund Shareholders, including the Fund. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Master Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Master Fund and adversely affect the NAV of the Master Fund's Shares.

        Legal and Regulatory Risks.    Legal and regulatory changes could occur which may materially adversely affect the Fund and the Master Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund and the Master Fund has undergone substantial change in recent years, and such change may continue.

        The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the U.S. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the ability of the Master Fund to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on the Fund and the Master Fund, the markets or instruments in which the Master Fund invests or the counterparties with whom the Master Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund and the Master Fund, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of the Fund and the Master Fund.

        With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called "shadow banking" system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Master Fund was considered to be engaged in "shadow banking," the regulatory and operating costs associated therewith could adversely impact the implementation of the Master Fund's investment strategy and returns and may become prohibitive.

        Inflation/Deflation Risk.    Inflation risk is the risk that the value of certain assets or income from the Master Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Master Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders.

        Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Master Fund's portfolio.

Other Risks Relating to the Fund and the Master Fund

        No Operating History.    The Fund and the Master Fund are newly organized, non-diversified, closed-end investment companies with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser has not previously managed a registered investment company.

        Shares Not Listed; No Market for Shares.    The Fund's Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund and the Master Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Master Fund expect to recommend to the Master Fund Board the offer to repurchase Shares quarterly, no assurances can be given that the Master Fund will do so. In addition, no assurance can be given that the Fund will offer to repurchase Shares quarterly. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

        Closed-end Fund; Liquidity Risks.    Each of the Fund and Master Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

        Repurchase Risks.    Neither the Master Fund nor the Fund has any obligation to repurchase Shares at any time, and such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board or Master Fund Board, as applicable, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the "Expiration Date"). The Expiration Date generally will be five (5) days prior to the Repurchase Valuation Date. Tenders will be revocable upon written notice to the Fund up to five (5) days prior to the Repurchase Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the determination of the Fund's NAV as of the Repurchase Valuation Date, which is expected to be able to be made only late in the month after the Repurchase Valuation Date (generally expected to be 30 days later). It is possible that between the Expiration Date and the Repurchase Valuation Date, general economic and market conditions could cause a decline in the value of Shares in the Fund or the Master Fund.

        In addition, substantial requests for the Fund or Master Fund to repurchase Shares could require the Fund or Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. Substantial repurchases of Shares could also result in a sizeable decrease in the Master Fund's or Fund's net assets, resulting in an increase in the Fund's total annual operating expense ratio (either directly or indirectly through the Fund's pro rata share of the Master Fund's expenses).

        Conflicts of Interest Risk.    The Adviser will experience conflicts of interest in connection with the management of the Master Fund, relating to: the allocation of the Adviser's time and resources between the Master Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Master Fund invests; investments by the Master Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Master Fund versus other clients; the Adviser's use of information gained from issuers in the Master Fund's portfolio to aid investments by other clients, subject to applicable law; and restrictions on the Adviser's use of "inside information" with respect to potential investments by the Master Fund.

        Portfolio Turnover Risk.    The Master Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Master Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Master Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Master Fund which, when distributed to Master Fund Shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Master Fund's current and accumulated earnings and profits, resulting in a greater portion of the Master Fund's distributions being treated as a dividend to the Master Fund Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Master Fund.

        Non-Diversification Risk.    Each of the Fund and the Master Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund and Master Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund and Master Fund intend to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's and Master Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities, as applicable.

        Risks Relating to Fund's RIC Status.    To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund and Master Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund and Master Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. The Fund and Master Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund or Master Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund or Master Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund and Master Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its "investment company taxable income" (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund or Master Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund or Master Fund and its Shareholders. In addition, the Fund or Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

        RIC-Related Risks of Investments Generating Non-Cash Taxable Income.    Certain of the Master Fund's investments will require the Master Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Master Fund expects to invest in loans and other debt obligations that will be treated as having "market discount" and/or OID for U.S. federal income tax purposes. Because the Master Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Master Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Master Fund-level U.S. federal income and/or excise taxes. Accordingly, the Master Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Master Fund liquidates assets to raise cash, the Master Fund may realize gain or loss on such liquidations; in the event the Master Fund realizes net capital gains from such liquidation transactions, the Master Fund Shareholders, including the Fund, may receive larger capital gain distributions than they would in the absence of such transactions.

        Uncertain Tax Treatment.    The Master Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Master Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Master Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Master Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

        Other Investors In The Master Fund.    Other investors in the Master Fund may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If any such other investors were to cause the Master Fund to change dramatically its investment objective and strategies or change its repurchase policies, the Fund could be adversely affected. Following any such changes, the Board would consider whether it was in the Fund's best interests to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Master Fund). If securities and other non-cash assets are distributed, the Fund could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting repurchase requests, such as borrowing.

LIMITS OF RISK DISCLOSURES

        The above discussions of the various risks associated with the Fund, Master Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

 MANAGEMENT OF THE FUND AND THE MASTER FUND

General

        The Board provides broad oversight over the operations and affairs of the Fund. A majority of the Fund's Trustees is comprised of persons who are independent trustees. The same individuals serve on the Board and the Master Fund Board.

        KKR Asset Management LLC serves as the Master Fund's investment adviser, subject to the ultimate supervision of, and any policies established by, the Master Fund Board, pursuant to the terms of an investment advisory agreement with the Master Fund (the "Investment Advisory Agreement"). Under the terms of the Investment Advisory Agreement, the Adviser allocates the Master Fund's assets in accordance with the Master Fund's investment objective. The Adviser may reallocate the Master Fund's assets subject to the ultimate supervision of, and any policies established by, the Master Fund Board.

        The Adviser was formed as a limited liability company under the laws of the State of Delaware on June 24, 2004 and is a registered investment adviser under the Advisers Act. The Adviser currently serves as an investment adviser of certain unregistered private investment companies and as a sub-adviser of a business development company, and may in the future serve as an investment adviser of other registered and unregistered investment companies. The Adviser is located at 555 California Street, 50th Floor, San Francisco, CA 94104, and its telephone number is (415) 315-3620.

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. KKR Fund Holdings L.P., a Cayman limited partnership whose principal office is located at 9 West 57th Street, Suite 4200, New York, NY 10019, will provide the initial capitalization of the Fund and therefore, will be deemed to be a control person because it will be the sole shareholder of the Fund as of the date of this Prospectus.

Investment Team

        The Master Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR's global network. With more than 100 employees in its business, including approximately 60 dedicated investment professionals located in San Francisco, New York and London, the Adviser's investment teams seek to leverage KKR's private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professionals of the Adviser who have primary responsibility for day-to-day management and oversight of the Master Fund are:

        Erik A. Falk (New York) joined KKR in 2008 and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Falk was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products. Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department. Mr. Falk holds a B.S. and M.S. from Stanford University.

        Frederick M. Goltz (San Francisco) joined KKR in 1995 and is the head of the Adviser's credit strategies and global trading, as well as head of mezzanine investing. He is also a member of the Adviser's Investment Committee and Portfolio Management Committee. Previously, Mr. Goltz was co-head of KKR's energy and natural resources industry team and played a significant role in the development of many of the themes pursued by KKR in the energy space, including those related to integrated utilities, merchant generation, and oil and gas exploration and production. Prior to joining KKR, Mr. Goltz was with Furman Selz Incorporated in its Corporate Finance Department section.

Mr. Goltz graduated magna cum laude and holds a B.A. and B.S. from the University of Pennsylvania and an M.B.A. from INSEAD, Fontainebleau, France.

        Christopher A. Sheldon (San Francisco) joined KKR in 2004 and is the co-head of leveraged credit, as well as a member of the Adviser's Portfolio Management Committee. Previously, Mr. Sheldon was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including technology, media, cable and telecom. Prior to joining KKR, Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo's High Yield Securities Group. Mr. Sheldon previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. Mr. Sheldon holds a B.A. from Denison University.

        William C. Sonneborn (San Francisco) joined KKR in 2008 and is the Chief Executive Officer of the Adviser and KKR Financial Holdings LLC. He is also a member of KKR's Management Committee and the Adviser's Investment Committee. Prior to joining KKR, Mr. Sonneborn was with The TCW Group, Inc., most recently as President and Chief Operating Officer and CEO of The TCW Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. Mr. Sonneborn previously worked at Goldman, Sachs & Co., in both New York and Hong Kong, where he was predominantly focused on executing mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors and holds a B.S. from Georgetown University.

        Jamie M. Weinstein (San Francisco) joined KKR in 2005 and is the co-head of special situations investing, which includes the Adviser's global activities in public and private distressed and structured principal investments. He is also a member of the Adviser's Portfolio Management Committee. Previously, he was a portfolio manager with responsibility across the Adviser's credit strategies and a research analyst covering the financial services, healthcare and commercial real estate sectors. Prior to joining KKR, Mr. Weinstein was with Tishman Speyer Properties as Director of Acquisitions for Northern California and The Boston Consulting Group as a strategy consultant. Mr. Weinstein graduated cum laude and holds a B.S.E. degree in Civil Engineering and Operations Research from Princeton University and an M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar.

        Nathaniel M. Zilkha (London) joined KKR in 2007 and is the co-head of special situations investing, which includes the Adviser's global activities in public and private distressed and structured principal investments. He is also a member of the Adviser's Portfolio Management Committee. Previously, he was a member of the healthcare industry team of KKR's private equity group. Prior to joining KKR, Mr. Zilkha was a member of the Principal Investment Area of Goldman, Sachs & Co., where he invested in private equity and principal debt transactions. He is currently on the board of directors of Harden Healthcare. Mr. Zilkha graduated cum laude and holds an A.B. from Princeton University.

        The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Shares in the Fund and/or shares of the Master Fund.

        The investment professionals who have day-to-day responsibility for the Master Fund are supported not only by personnel of the Adviser, but also by having access to KKR's global platform, including over 400 KKR investment professionals. Several of the investment professionals, including Nathaniel Zilkha, that are involved in the investment activities of the Master Fund are employed by affiliates of the Adviser, and are "associated persons" of the Adviser under the Investment Advisers Act of 1940, as amended, for purposes of managing the Master Fund. These individuals provide investment advisory services, including in some cases, day-to-day management and oversight of the Master Fund, but do not have discretionary authority to effectuate trades on behalf of, or otherwise bind, the Master Fund. KKR's investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities and are organized in industry-

specific teams that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest. KKR believes the industry-specific team approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space. These investment professionals are also supported by an Investment Committee comprised of senior personnel that exercises oversight over, and provides insight to, the investment activities of the Master Fund.

        Citibank, N.A., whose principal offices are located at 388 Greenwich Street, New York, NY 10013, serves as the Master Fund's custodian.

FUND AND MASTER FUND EXPENSES

        The Adviser bears all of its own costs incurred in providing investment advisory services to the Master Fund. As described below, however, the Master Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund and the Master Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund's and Master Fund's expenses.

        Expenses borne by the Fund (and thus indirectly by Shareholders) include:

  •
  attorneys' fees and disbursements associated with preparing and updating the Fund's registration statement;

  •
  fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund's tax information;

  •
  fees paid and out-of-pocket expenses reimbursed to the Administrator;

  •
  recordkeeping, custody and transfer agency fees and expenses;

  •
  the costs of errors and omissions/Trustees' and officers' liability insurance and a fidelity bond;

  •
  the Shareholder Servicing Fee;

  •
  the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

  •
  fees of Trustees who are not "interested persons" and travel expenses of Trustees relating to meetings of the Board and committees thereof;

  •
  all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and

  •
  any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund's organizational documents.

        Expenses borne by the Master Fund (and thus indirectly by the Fund and Shareholders) include:

  •
  the Management Fee;

  •
  investment expenses (e.g., expenses that, in the Adviser's discretion, are related to the investment of the Master Fund's assets, whether or not such investments are consummated), including (as applicable) brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, custody and transfer agency fees, interest expenses, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses and other due diligence expenses;

  •
  professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

  •
  fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

  •
  research and market data (including any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

  •
  administrative expenses (including the fees and expenses of the Administrator);

  •
  any non-investment related interest expense;

  •
  the costs of errors and omissions/Trustees' and officers' liability insurance and a fidelity bond;

  •
  the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Master Fund Shareholders;

  •
  fees relating to valuing the Master Fund's assets;

  •
  fees of Trustees who are not "interested persons" and travel expenses of Trustees relating to meetings of the Master Fund Board and committees thereof;

  •
  legal expenses (including those expenses associated with preparing and updating the Master Fund's registration statement, attending and preparing for Master Fund Board meetings, reviewing potential investments, and generally serving as counsel to the Master Fund);

  •
  external accounting and valuation expenses (including fees and disbursements and expenses related to the annual audit of the Master Fund and the preparation of the Master Fund's tax information);

  •
  audit and tax preparation expenses;

  •
  costs of printing and mailing reports and notices;

  •
  entity-level taxes;

  •
  corporate licensing;

  •
  insurance expenses;

  •
  regulatory expenses (including filing fees and expenses relating to filings made in connection with the Master Fund's holdings or activities);

  •
  organizational expenses;

  •
  expenses relating to Shareholder communications;

  •
  all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; and

  •
  any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Master Fund's organizational documents.

        The Adviser will be reimbursed by the Master Fund for any of the above expenses that it pays on behalf of the Master Fund, except as otherwise provided above.

        The Fund has incurred offering costs of approximately $51,356. The Fund's offering costs are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing costs associated with the Fund's continuous offering of Shares (mostly printing expenses). Organizational expenses must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Shareholders, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the Shares of all Shareholders based on the percentage that a Shareholder's investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which investments in the Fund are made. These allocations will thereafter be adjusted as of each date during the first 12 months of the Fund's operations on which additional investments are made in the Fund by Shareholders. Offering costs cannot be deducted by the Fund or the Shareholders.

        "Extraordinary expenses" are expenses incurred by the Fund or the Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

MANAGEMENT FEE

        The Fund does not incur a separate management fee, but the Fund and its Shareholders are indirectly subject to the Master Fund's Management Fee. In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser the Management Fee, monthly, at the annual rate of 1.25% of the month-end value of the Master Fund's Managed Assets. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Master Fund's accrued liabilities (other than any borrowings).

        A discussion regarding the basis for the Board of Trustees of the Master Fund approving the investment advisory agreement of the Master Fund will be available in the Fund's annual report to Shareholders for the period ending October 31, 2012.

        During periods when the Master Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Master Fund did not use leverage because the Management Fee paid is calculated on the basis of the Master Fund's Managed Assets, which includes the assets purchased through leverage.

        The Management Fee is an expense paid out of the Master Fund's assets. The Management Fee is computed as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Master Fund as of the end of the month) and is due and payable in arrears within ten business days after the end of the month.

CALCULATION OF NET ASSET VALUE

        The NAV of each of the Fund and the Master Fund is equal to its total assets less its total liabilities as of the relevant valuation date. In computing its NAV, the Fund will value its interest in the Master Fund based on the NAV provided by the Master Fund. The Fund and Master Fund calculate NAV per Share by subtracting liabilities from the total assets of the Fund or Master Fund, as applicable, and dividing the result by the total number of outstanding Shares of the Fund or Master Fund, as applicable. The Master Fund's assets and liabilities are valued in accordance with the principles set forth herein.

        For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Master Fund Board or persons acting at their direction. The Master Fund Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. When the Master Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Master Fund Board or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security.

        Domestic and foreign fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Senior secured adjustable, variable or floating rate loans for which an active secondary market exists to a reliable degree will be valued at the bid price in the market for such loans, as provided by a loan pricing service. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

        The Master Fund will normally use pricing data for domestic or foreign equity securities received shortly after the close of the primary securities exchange on which such securities trade and does not normally take into account trading, clearances or settlements that take place after the close of the exchange.

        If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Master Fund Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by, or under the supervision of, the Master Fund Board. While the Master Fund's policy is intended to result in a calculation of the Master Fund's NAV that fairly reflects security values as of the time of pricing, the Master Fund cannot ensure that fair values determined by the Master Fund Board or persons acting at their direction would accurately reflect the price that the Master Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instances, in a forced or distressed sale). The prices used by the Master Fund may differ from the value that would be realized if the securities were sold.

SHAREHOLDER SERVICING FEE

        The Fund pays the Distributor, and the Distributor pays each Service Agent, a monthly shareholder servicing fee of 0.0083% (0.10% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

CONFLICTS OF INTEREST

        The Adviser will experience conflicts of interest in connection with the management of the Master Fund, including, but not limited to, the following:

  •
  The directors, officers and other personnel of the Adviser allocate their time between the Master Fund and other investment and business activities in which they may be involved. The Adviser intends to devote such time as shall be necessary to conduct the Master Fund's business affairs in an appropriate manner. However, the Adviser will continue to devote the resources necessary to managing its other investment and business activities.

  •
  The Adviser may compete with certain of its affiliates, including other entities it manages, for investments for the Master Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund's behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities' investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees. The Adviser intends to allocate such investment opportunities in a manner that it deems appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by the Adviser. The outcome of this determination may result in the allocation of all or none of an investment opportunity to the Master Fund. In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Master Fund's portfolio companies and hold a different class of securities than the Master Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Master Fund, its interests may not be aligned with the Master Fund's. Notwithstanding the foregoing, the Adviser will act in the best interest of the Master Fund in accordance with its fiduciary duty to the Master Fund.

  •
  The compensation payable by the Master Fund to the Adviser will be approved by the Master Fund Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Master Fund or whether the Master Fund makes distributions to Master Fund Shareholders.

  •
  The Adviser and its affiliates may provide a broad range of financial services to companies in which the Master Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Master Fund's portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Master Fund and may be received before the Master Fund realizes a return on its investment. The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Master Fund, on the other hand.

  •
  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Master Fund may receive from the SEC, if any, the Master Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients, including in the case of financial distress of the investment entity.

  •
  The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Master Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Master Fund's portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Master Fund's portfolio companies. The Adviser will provide advice and recommendations to any such companies without regard to the Master Fund's interests. In addition, the Adviser's ability to effectively implement the Master Fund's investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser's ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Master Fund.

  •
  The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Master Fund even though their investment objectives may be similar to the Master Fund's.

  •
  To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Master Fund's portfolio companies in providing services to competing companies invested in by affiliates' other clients.

  •
  As a registered investment company, the Master Fund may be limited in its ability to invest in any investment in which an affiliates' other client has an investment. The Master Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

  •
  The nature of the Adviser's businesses and the participation by its employees in creditors' committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an "insider" with respect to such companies. The possession of "inside information" or "insider" status with respect to an investment or potential investment by the Adviser or its personnel may restrict the Adviser's ability to enter into or exit from potentially profitable investments for the Master Fund which could have an adverse effect on the Master Fund's results of operations.

  •
  The Master Fund depends to a significant extent on the Adviser's access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Master Fund's investments. The Master Fund's future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

  •
  The Adviser's relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. The Master Fund and the Adviser have implemented compliance procedures and practices, including information-sharing policies and procedures, that are designed to ensure that inside information is not used for making investment decisions on the Master Fund's behalf. The Master Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Master Fund plans to utilize KKR's global network of resources, due diligence skills, intellectual capital and experience in investing, KKR's information-sharing policies and procedures, as well as certain legal and contractual constraints, could significantly limit the Master Fund's ability to do so. For example, from time to time KKR's private equity professionals may be in possession of material non-public information with respect to the Master Fund's investments, and as a result, such professionals will be restricted by KKR's information-sharing policies and procedures or by law or contract from sharing such information with the management team of the Master Fund, even where the disclosure of such information would be in the best interests of the Master Fund or would otherwise influence decisions taken by the members of the management team with respect to that investment. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Master Fund which could have an adverse effect on the Master Fund's results of operations. Conversely, the Adviser may pursue investments for the Master Fund without obtaining access to confidential information otherwise in its or KKR's possession, which information, if reviewed, might otherwise impact the Adviser's judgment with respect to such investments. Accordingly, the investment activities of KKR's other businesses may differ from, or be inconsistent with, the activities that are undertaken for the Master Fund, and there can be no assurance that the Master Fund will be able to fully leverage the resources and industry expertise of KKR's other businesses. Additionally, there may be circumstances in which one or more individuals associated with KKR will be precluded from providing services to the Master Fund because of certain confidential information available to those individuals or to other parts of KKR.

  •
  The 1940 Act limits the Fund's ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser's advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund may not be aligned. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Fund's investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

  •
  The 1940 Act prohibits the Master Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Master Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain "joint" transactions with certain of the Master Fund's affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Master Fund. If a person acquires more than 25% of the Master Fund's voting securities, the Master Fund will be prohibited from buying or selling any security from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Master Fund's ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain "joint transactions" involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

  •
  The 1940 Act imposes significant limits on co-investment with affiliates of the Master Fund, and the Master Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Master Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This reduces the amount of transactions in which the Master Fund can participate and makes it more difficult for the Master Fund to implement its investment objective.

        In addition, the Fund faces the following additional potential conflicts of interest:

  •
  The Fund will pay the Distributor, and the Distributor will pay each Service Agent that enters into a Shareholder Servicing Agreement with the Distributor, a monthly shareholder servicing fee at the annual rate of up to 0.10% of the NAV of the outstanding Shares beneficially owned by customers of the Distributor or the Service Agent, as set forth in "Shareholder Servicing Fee." The potential for Service Agents to receive compensation in connection with a client's investment in the Fund in the form of a Shareholder Servicing Fee presents the Service Agents with a potential conflict of interest in recommending that such client purchase Shares in the Fund.

  •
  In addition, the prospect of receiving, or the receipt of, additional compensation by the Service Agents in the form of a Shareholder Servicing Fee may provide such Service Agents and/or their salespersons with an incentive to favor sales of Shares in the Fund and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the Service Agent does not receive additional compensation or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations relating to Shares.

PURCHASES OF SHARES

Purchase Terms

        Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each month. The investor must submit a completed application form five (5) business days before the applicable purchase date. An investor may or may not need to complete and sign an account application when purchasing through a broker-dealer or other financial intermediary, depending on its arrangements with the Fund. Investors should contact their broker-dealer or financial intermediary for information about whether the broker-dealer or financial intermediary has entered into an agreement with the Distributor. The Fund generally will not accept new account applications to establish an account with a non-U.S. address (U.S. territories are acceptable) or for a non-resident alien.

        Application forms that are being sent via U.S. mail, express delivery, registered mail or certified mail should be sent to:

  Overnight Mail

  KKR Alternative Corporate Opportunities Fund P
  c/o DST Systems, Inc.
  ATTN: 219295
  430 West 7th Street
  Kansas City, MO 64105

  Regular Mail
  KKR Alternative Corporate Opportunities Fund P
  c/o DST Systems, Inc.
  P.O. Box 219295
  Kansas City, MO 64121-9295

        All purchases are subject to the receipt of immediately available funds two (2) business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

        Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

        Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

        The minimum initial investment in the Fund from each investor is $25,000, and there is no minimum for additional investment in the Fund. The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers, directors or Trustees of the Fund, the Adviser or their affiliates or associated persons). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder's account balance in the Fund, as a result of repurchase requests by the Shareholder, is less than $5,000.

        Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds or by check. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to "KKR Alternative Corporate Opportunities Fund P" or as otherwise instructed by the investor's broker-dealer or other financial intermediary. Purchases will be rejected if a payment does not clear the bank. Broker-dealers settling through National Securities Clearing Corporation may settle trades on the third business day following receipt by the Fund of the investor's order. An investor that fails to properly settle a purchase will be responsible for any resulting loss to the Fund. In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted; however, exceptions may be made by prior special arrangements with certain broker-dealers or other financial intermediaries. Cash, checks drawn on credit card accounts, cashier's checks, money orders, travelers checks and other cash equivalents will not be accepted. If an investor purchases Shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

  Paying for Shares by Wire

        Prior to sending a wire, investors should call (855) 859-3943 to ensure proper credit to their account. Investors should direct their bank to wire funds as follows:

  UMB Bank, N.A.
  ABA# 101000695
  DDA# 9871975908
  Reference: KKR Alternative Corporate Opportunities Fund P
  Shareholder Account Name
  Shareholder Account Number

        Heavy traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

        To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

QUARTERLY REPURCHASES OF SHARES

No Right of Redemption

        No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase Procedures

        The Fund intends to offer to repurchase Shares from Shareholders on a quarterly basis in accordance with written tenders by Shareholders, on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund. Each such similar offer by the Master Fund with respect to shares of the Master Fund will generally apply to up to 20% of the net assets of the Master Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day) (the "Repurchase Valuation Date"). Each repurchase offer will generally commence approximately 35 days prior to the Repurchase Valuation Date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

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  whether any Shareholders have requested to tender Shares to the Fund;

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  the liquidity of the Fund's assets;

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  the investment plans and working capital and reserve requirements of the Fund;

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  the relative economies of scale of the tenders with respect to the size of the Fund;

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  the history of the Fund in repurchasing Shares;

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  the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

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  any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

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  the recommendations of the Adviser.

        The first offer to repurchase Shares from Shareholders is expected to occur on or about March 31, 2013. The determination to repurchase Shares is within the Board's discretion, and there are no assurances that the Board will continue to conduct quarterly repurchases.

        The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund's NAV per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

        Certain repurchase requests may require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if the Shareholder's address of record has changed in the last 30 days, if the Shareholder wishes for the proceeds to be sent to a bank other than the bank of record on the account, or if the Shareholder asks that the proceeds be sent to a different person or address. Shareholders should note that a notary public is not an acceptable provider of a signature guarantee and that the Shareholder must provide the original guarantee. Signature guarantees are for the protection of Shareholders. Before the Fund grants a repurchase request, the Fund may require a Shareholder to furnish additional legal documents to ensure proper authorization. Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. Investors should contact Shareholder Services at (855) 859-3943 for more information. The Fund participates in the Paperless Legal Program. Repurchase requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

        Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares (other than as described below).

        Master Fund Shares will be repurchased by the Master Fund after the Management Fee has been deducted from the Master Fund's assets as of the end of the month in which the repurchase occurs—i.e., the accrued Management Fee for the month in which Master Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Master Fund shares.

        The Fund's assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's shares. The members of the Board also serve on the Master Fund Board and the Master Fund

Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund Board or the Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund's repurchase offers will generally apply to up to 20% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer. The Master Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

        A Shareholder who tenders for repurchase of such Shareholder's Shares during the first year following such Shareholder's initial purchase will be subject to a fee of 2.00% of the value of the Shares repurchased by the Fund, payable to the Fund (an "Early Repurchase Charge"). The Board may, in certain limited instances where the Board has determined that the remaining Shareholders will not be materially and adversely affected or prejudiced, waive the imposition of the Early Repurchase Charge. Any such waiver does not imply that the Early Repurchase Charge will be waived at any time in the future or that such Early Repurchase Charge will be waived for any other Shareholder.

        Each repurchase offer will generally commence approximately 35 days prior to the applicable Repurchase Valuation Date. A Shareholder choosing to tender Shares for repurchase must do so by the applicable deadline, which generally will be five (5) days before the Repurchase Valuation Date. Shares will be valued as of the Repurchase Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31 (or, if such day is not a business day, as of the immediately preceding business day). Tenders will be revocable upon written notice to the Fund up to five (5) days prior to the Repurchase Valuation Date (such deadline for revocation being the "Expiration Date"). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

        Promptly after the Expiration Date, the Fund will pay to each Shareholder whose Shares have been accepted for repurchase an amount in cash equal to the value, determined as of the Repurchase Valuation Date, of the repurchased Shares. The payment will generally be made within 30 days after the Repurchase Valuation Date.

        During periods of market turmoil or other adverse conditions (such as those experienced during 2008-2009), the Master Fund may not be able to liquidate its holdings in order to meet repurchase requests. The Master Fund (and, therefore, the Fund) may need to suspend or postpone repurchase offers if it is not able to dispose of its holdings in a timely manner.

        Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Master Fund Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

        A Shareholder tendering for repurchase only a portion of the Shareholder's Shares will be required to maintain an account balance of at least $5,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder's account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder's Shares at any time if the aggregate value of such Shareholder's Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

        The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

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  the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder;

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  ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

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  continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

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  any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

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  with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

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  it would be in the best interests of the Fund for the Fund to repurchase the Shares.

        In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

VOTING

        Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Board. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

        Whenever the Fund as a Master Fund Shareholder is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund's business, which may be determined by the Master Fund Board without Master Fund Shareholder approval) the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

TAX ASPECTS

        The following is a description of the material U.S. federal income tax consequences of owning and disposing of Shares and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder's particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including "individual retirement accounts" or "Roth IRAs." Unless otherwise noted, the following discussion only applies to a Shareholder that holds Shares as a capital asset (generally, for investment) and is a U.S. shareholder. A "U.S. shareholder" is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. A "non-U.S. shareholder" generally is a beneficial owner of Shares who is not a U.S. shareholder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or foreign tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled "Tax Matters."

        The Fund intends to elect to be treated as, and to qualify in each taxable year as, a RIC under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain source-of-income, asset diversification and annual distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions (including amounts that are reinvested pursuant to the DRIP). If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% nondeductible federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's taxable year) and (iii) any such undistributed income from the prior year. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Fund reserves the right to pay the excise tax when circumstances warrant.

        To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in "qualified publicly traded partnerships" (such income, "Qualifying RIC Income") and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships." The Fund's share of income derived from a partnership other than a "qualified publicly traded partnership" will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A "qualified publicly traded partnership" is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

        There may be uncertainty as to the appropriate treatment of certain of the Master Fund's investments for U.S. federal income tax purposes. In particular, the Master Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Master Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Master Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Master Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax, which if it did become subject to U.S. federal income or excise tax could adversely impact the Fund.

        The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Fund as a RIC. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in taxable distributions to Fund shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the loss will not be deductible by the Fund and instead will increase the Fund's basis for the newly purchased shares of the Master Fund.

        Distributions of the Fund's ordinary income and net short-term capital gains will generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned Shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder's basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder's basis in its Shares, the excess will be treated as gain from a sale or exchange of the Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Shares pursuant to the DRIP.

        For taxable years beginning before January 1, 2013 (unless extended further by Congress), distributions made to a non-corporate shareholder out of "qualified dividend income," if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares. Given the Fund's investment strategy, it is not expected that a significant portion of the distributions made by the Fund will qualify for this favorable treatment or be eligible for the corporate dividends-received deduction.

        It is expected that a very substantial portion of the Master Fund's income will consist of ordinary income. For example, interest and OID derived by the Master Fund will constitute ordinary income. In addition, gain derived by the Master Fund from the disposition of debt securities with "market discount" (generally, securities purchased by the Master Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Master Fund makes an election to accrue market discount on a current basis. In addition, certain of the Master Fund's investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Master Fund Shareholders, including the Fund.

        Dividends and other distributions paid by the Fund are generally treated as received by a Shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund's Shareholders on December 31 of the year in which the dividend was declared.

        If an investor purchases Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A Shareholder may recognize a capital gain or loss on the sale or other disposition of Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Shareholder's adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term gain or loss if the Shareholder's holding period for such Shares is more than one year. Under current law, long-term capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including pursuant to the DRIP) Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

        The repurchase or transfer of the Fund's Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.

        For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person's "net investment income" for the relevant taxable year and (b) the excess of the U.S. person's modified gross income for the taxable year over certain threshold amounts (which in the case of individuals will be between $125,000 and $250,000, depending on the individual's circumstances). A U.S. person's net investment income will generally include its gross dividend income, including distributions of capital gains and its net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their tax income and gains in respect of their investment in shares of the Fund.

        The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders that hold their shares in the Fund through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

  Backup Withholding

        The Fund may be required to backup withhold on taxable dividend and certain other payments to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number), and make certain certifications, or who are otherwise subject to backup withholding. Shareholders should be sure to provide this information when they complete the new account application. Backup withholding is not an additional tax. Any amount withheld from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Shareholders.

  Non-U.S. Shareholders

        If a Shareholder is a non-U.S. shareholder whose ownership of Shares is not "effectively connected" with a U.S. trade or business, dividends of investment company taxable income distributed to such non-U.S. shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. shareholder will generally not be subject to U.S. withholding tax. For a discussion of the tax consequences of the ownership of Shares by a non-U.S. shareholder whose ownership of Shares is "effectively connected" with a U.S. trade or business, please see the discussion in the SAI under "Tax Matters—Non-U.S. Shareholders."

        For taxable years beginning before January 1, 2012, properly designated dividends received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). Legislation has been proposed that would extend this exemption to taxable years beginning before January 1, 2013, but there can be no assurance as to whether or not this legislation will be enacted. Thus, an investment in the shares of the Fund by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

        Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

        Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

  Alternative Minimum Tax

        As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

        The discussions set forth herein and in the SAI do not constitute tax advice, and shareholders are urged to consult their own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences of investing in the Fund.

 ERISA CONSIDERATIONS

        Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such

ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

        The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

        Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

        The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Shares.

PLAN OF DISTRIBUTION

        The Fund is offering on a continuous basis $500,000,000 in Shares. Shares will be offered during an initial public offering period (until the Initial Closing Date) at an initial offering price of $10.00 per share and in a continuous offering at the Fund's then current NAV per Share. The Distributor, whose principal business address is at One Freedom Valley Drive, Oaks, PA 19456, acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. Investors purchasing Shares in the Fund will not be charged a sales load. The Distributor is not obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares' offering in an escrow, trust or similar arrangement other than the account with DST Systems, Inc., as the Fund's transfer agent (the "Transfer Agent"), as set forth below. The Transfer Agent's principal offices are located at 430 West 7th Street, Kansas City, MO 64105.

        Shares may be purchased through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by such RIA. Shares are not available in certificated form.

        Generally, the minimum required initial purchase by each investor is $25,000. Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's account will be debited for the purchase amount, which will be deposited into an account with the Transfer Agent. See "Purchases of Shares—Purchase Terms."

        The Initial Closing Date for subscriptions for Shares is currently anticipated to be on or about January 2, 2013. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share. See "Purchases of Shares."

        The maximum aggregate compensation payable to the Distributor and all Service Agents (as set forth under the section "Shareholder Servicing Fee") will not exceed 8.0% of the aggregate offering proceeds of the offering of Shares. As set forth under "Shareholder Servicing Fee," in exchange for this compensation, a Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

DISTRIBUTION POLICY

        Dividends will generally be paid at least quarterly on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. There can be no assurance the Fund will have substantial income or pay dividends.

        It is anticipated that a very substantial portion of the Fund's income will consist of ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

Automatic Dividend Reinvestment Plan

        Pursuant to the DRIP, Shareholders whose Shares are registered in their own name may "opt-in" to the DRIP and-elect to reinvest all or a portion of income dividends and/or capital gains distributions automatically reinvested in additional Shares by providing the required enrollment notice to the DRIP administrator. Shareholders whose Shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee, or if the broker or the nominee permits participation in the DRIP. Shareholders whose Shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

        When the Fund declares a distribution, Shareholders who are participants in the DRIP receive the equivalent of the amount of the distribution in Shares. A Shareholder may elect to:

  •
  reinvest both dividends and capital gain distributions;

  •
  receive dividends in cash and reinvest capital gain distributions; or

  •
  receive both dividends and capital gain distributions in cash.

        Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. The DRIP administrator maintains all Shareholder accounts in the DRIP and furnishes written confirmations of all transactions in the account, including information needed by Shareholders for personal and tax records. Shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each Shareholder's proxy (if any) includes Shares purchased pursuant to the DRIP.

        Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRIP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder's account.

        The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. All correspondence or questions concerning the DRIP should be directed to the Dividend Disbursing Agent, DST Systems, Inc., by telephone, (855) 859-3943, or in writing to DST Systems, Inc., P.O. Box 219284, Kansas City, MO 64121-9284.

ADDITIONAL INFORMATION ABOUT THE FUND

        Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

        Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

  Investor Services
  KKR Alternative Corporate Opportunities Fund P
  c/o SEI Investments Global Funds Services
  One Freedom Valley Drive, Oaks, PA 19456
  Telephone: (855) 859-3943
  Website: www.kkrfunds.kkr.com

        Inquiries may also be directed to the Fund by e-mail to: investing@kkr.com

KKR Alternative Corporate Opportunities Fund P

Statement of Additional Information

October 22, 2012

        KKR Alternative Corporate Opportunities Fund P (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is total return consisting of a high level of current income and capital appreciation. The Fund invests substantially all of its assets in KKR Alternative Corporate Opportunities Fund, a Delaware statutory trust that is a non-diversified, closed-end management investment company (the "Master Fund"). The investment objective and principal investment strategies of the Fund and the Master Fund, as well as the principal risks associated with the investment strategies of the Fund and the Master Fund, are set forth in the prospectus. There can be no assurance that the Fund or the Master Fund will achieve its investment objective.

        This Statement of Additional Information (the "SAI") is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus for the Fund dated October 22, 2012, as may be supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or by writing to the Fund c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, by calling toll-free (855) 859-3943 or by e-mailing the Fund at investing@kkr.com. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's (the "SEC") web site (http://www.sec.gov).

        Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

        The following disclosure supplements the disclosure set forth under the caption "Types of Investments and Related Risks" in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to "Types of Investments and Related Risks" in the Prospectus for a complete presentation of the matters disclosed below.

Special Situations

        Through its investment in the Master Fund, the Fund invests in companies undergoing work-outs, liquidations, reorganizations, bankruptcies, insolvencies or other fundamental changes or similar transactions. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities the value of which will be less than the purchase price to the Master Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Master Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Master Fund intends to invest, there is a potential risk of loss by the Master Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues

        Some of the companies in which the Master Fund invests may be involved in a complex bankruptcy or insolvency proceeding in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Master Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

        Under U.S. bankruptcy proceedings or other insolvency proceedings, the Master Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Master Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, under U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Master Fund's investment with the Master Fund having only potential recourse to the proceeds of the sale.

        Under certain circumstances, payments to the Master Fund may be reclaimed, recharacterized, or avoided if any such payment or distribution is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, a preferential payment, or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" of a debtor and other creditors can demonstrate that they have been harmed by such actions.

        Many events in a bankruptcy are often are beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Master Fund or the Fund.

        The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor's return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court may be considering a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor's estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

        The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Fixed-Income Instruments

        The Master Fund may invest in fixed-income instruments, such as high-yield corporate debt securities or bonds. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Underwriter") for a group of investors ("Bond Investors"). The Underwriter typically administers and enforces the fixed-income instrument on behalf of the other Bond Investors. In addition, in secured fixed-income instrument offerings, an institution, typically but not always the Agent, holds any collateral on behalf of the Bond Investors. The Master Fund may purchase assignments of fixed-income instruments either directly from the Underwriter or from a Bond Investor.

        An issuer of fixed-income instruments must typically comply with the terms contained in an or note purchase agreement between the issuer and the holders of the instruments (the "Bond Agreement"). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in Loan Agreements. The Underwriter typically administers the terms of the Bond Agreement on behalf of all holders of the instruments.

        Holders of high-yield corporate debt securities or bonds are generally subordinate to any existing lenders in the issuer's capital structure and thus have a lower priority in payment than lenders.

Debtor-in-Possession ("DIP") Loans

        The Master Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor's capital structure and because their terms will have been approved by a federal bankruptcy court order, it is possible that the debtor's reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender's collateral might be insufficient to repay in full the DIP loan.

Lender Liability

        Under common law principles that in some cases form the basis for lender liability claims, if a lender (a) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (b) engages in other inequitable conduct to the detriment of such other creditors, or (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called "equitable subordination"). The Master Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Master Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.

Restricted and Illiquid Securities

        The Master Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Master Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Master Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

        The Master Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Master Fund pursuant to Rule 144A under the Securities Act, the Master Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Master Fund's Board of Trustees ("Master Fund Board"). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Master Fund Board has directed KKR Asset Management LLC (the "Adviser") to monitor carefully the Master Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Master Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

        The Master Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Master Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Equity Securities

        In addition to common stocks, the Master Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

        Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer's board of trustees. Preferred stock also may be subject to optional or mandatory redemption provisions.

        Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

        Warrants.    Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Master Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

        Depository Receipts.    The Master Fund may hold investments in sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of Non-U.S. Securities.

Cash Equivalents and Short-Term Debt Securities

        For temporary defensive purposes, the Master Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

        (1)   U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages have experienced extreme volatility, and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Master Fund investments for temporary defensive purposes in securities issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value. The Adviser will monitor developments and seek to manage the Master Fund's portfolio in a manner consistent with achieving the Master Fund's investment objective, and indirectly the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

        (2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Master Fund may not be fully insured by the FDIC.

        (3)   Repurchase agreements, which involve purchases of debt securities. At the time the Master Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Master Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Master Fund to invest temporarily available cash. The Master Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Master Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Master Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Master Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Master Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Master Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Master Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Master Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Master Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Master Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Bank Loans and Participations

        The Master Fund's investment program may include significant amounts of bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a "preferential transfer," "fraudulent conveyance" or "fraudulent transfer", among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors' rights laws, (ii) so-called "lender liability" claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Partnership to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Partnership takes on the credit risk of the agent bank rather than the actual borrower.

        The Master Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Master Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Master Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Master Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Master Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution's interest in, or the collateral with respect to, the applicable loan. Consequently, the Master Fund will assume the credit risk of both the obligor and the institution selling the participation to the Master Fund. As a result, concentrations of participations from any one selling institution subject the Master Fund to an additional degree of risk with respect to defaults by such selling institution.

Conflicts of Interest

        Because the Adviser manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Adviser receives fees from certain accounts that are higher than the fees received from the Master Fund, or receive a performance-based fee on certain accounts. In those instances, the portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Master Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where the portfolio manager or other employees of the Adviser have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits plan. The Adviser has an incentive to favor these accounts over the Master Fund. Because the Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. Notwithstanding the foregoing, the Adviser will act in the best interest of the Master Fund in accordance with its fiduciary duty to the Master Fund.

        The Adviser manages assets for accounts other than the Master Fund, including private funds. The Fund may invest in the same credit obligations as other funds advised by the Adviser or its affiliates (for purposes of this section, "KKR Funds"), although their investments may include different obligations of the same issuer. For example, the Master Fund might invest in senior loans issued by a borrower and one or more KKR Funds might invest in the borrower's junior debt. In addition, the Adviser manages certain accounts (including CLOs) that invest in certain types of credit obligations in which the Master Fund may also invest. Investment opportunities appropriate for both the Master Fund and another KKR Funds generally will be allocated between the Master Fund and the other KKR Fund in a manner that the Adviser believes to be fair and equitable under the circumstances, in accordance with the Adviser's trade allocation policies.

        Conflicts of interest may arise where the Master Fund and other KKR Funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one KKR Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other KKR Funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Master Fund or by the other KKR Funds, such other KKR Funds may have an interest that conflicts with the interests of the Master Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other KKR Funds were to lose their respective investments as a result of such difficulties, the Adviser may have a conflict in recommending actions in the best interests of the Master Fund. In such situations, the Adviser will seek to act in the best interests of each of the KKR Funds (including the Master Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

        In addition, the 1940 Act limits the Master Fund's ability to enter into certain transactions with certain affiliates of the Adviser. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Adviser or one of its affiliates. Nonetheless, the Master Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Master Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain "joint" transactions with certain of the Master Fund's affiliates (which includes other funds managed by the Adviser), which could be deemed to include certain types of investments, or certain types of restructurings of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund. The Board has approved various policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

        Although the professional staff of the Adviser will devote as much time to the management of the Master Fund as the Adviser deems appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Fund and other KKR Funds. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Master Fund but will be allocated between the business of the Master Fund and the management of the assets of other clients of the Adviser.

        The Adviser or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Master Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients, and the Adviser will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Master Fund's ability to trade in the securities of such companies.

Other Portfolio Strategies

Short Sales

        The Master Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Master Fund sells a security it does not own as a mean of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Master Fund may make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

        When the Master Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Master Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Master Fund's obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Master Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Master Fund on such security, the Master Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Master Fund replaces the borrowed security, the Master Fund will incur a loss; conversely, if the price declines, the Master Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Master Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Asset-Backed Securities

        Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

        The Master Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Master Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Master Fund invests in asset-backed securities, the values of the Master Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

        Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Master Fund will be unable to possess and sell the underlying collateral and that the Master Fund's recoveries on repossessed collateral may not be available to support payments on these securities.

Collateralized Debt Obligations

        The Master Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Master Fund invests. Normally, CBOs, CLOs, CDOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Master Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Master Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Master Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced "fire sale" liquidation due to technical defaults such as coverage test failures; and (viii) the CDO's manager may perform poorly.

Mortgage-Backed Securities

        The Master Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

        Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBSs"), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities ("ARMBSs"), stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

        Mortgage Pass-Through Securities.    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

        The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA"). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

        On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise's operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise's senior preferred stock and warrants to purchase 79.9% of each enterprise's common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury's obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA's and FHLMC's ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA's plan to restore the enterprise to a safe and solvent condition has been completed.

        Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act"), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

        In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America's housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Master Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Master Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisers determine that the securities meet the Master Fund's quality standards. Securities issued by certain private organizations may not be readily marketable.

        Collateralized Mortgage Obligations.    A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        Commercial Mortgage-Backed Securities.    CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        CMO Residuals.    CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Master Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

        Adjustable Rate Mortgage-Backed Securities.    ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Master Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Master Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Master Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

        Stripped Mortgage-Backed Securities.    SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Master Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Dollar Rolls

        The Master Fund may enter into "dollar rolls" in which the Master Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, the Master Fund loses the right to receive principal and interest paid on the securities sold. However, the Master Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the Master Fund. The Master Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

        For financial reporting and tax purposes, the Master Fund treats dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Master Fund does not currently intend to enter into dollar rolls for financing and does not treat them as borrowings.

        Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Master Fund sells the security becomes insolvent, the Master Fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted. Also, the instrument which the Master Fund is required to repurchase may be worth less than an instrument which the Master Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to manage the Master Fund's interest rate and prepayments exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Master Fund compared with what such performance would have been without the use of dollar rolls.

Derivatives

        General Limitations on Futures and Options Transactions.    The Master Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Master Fund is not subject to regulation as a commodity pool under the CEA.

        Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

        Asset Coverage for Futures and Options Positions.    The Master Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Master Fund's records in the amount prescribed. Securities segregated on the Master Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

        Options.    The Master Fund may purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

        As a holder of a put option, the Master Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Master Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Master Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Master Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Master Fund so desires.

        Certain Considerations Regarding Options.    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Master Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Master Fund.

        Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Master Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

        Futures Contracts.    The Master Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Master Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Master Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

        Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Master Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

        An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Master Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Master Fund is not able to enter into an offsetting transaction, the Master Fund will continue to be required to maintain the margin deposits on the futures contract and the Master Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Master Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

        Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

        There can be no assurance that a liquid market will exist at a time when the Master Fund seeks to close out a futures contract position. The Master Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Master Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

        Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

        Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

        As noted above, margin is the amount of funds that must be deposited by the Master Fund in order to initiate futures trading and to maintain the Master Fund's open positions in futures contracts. A margin deposit is intended to ensure the Master Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

        If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Master Fund. In computing daily NAV, the Master Fund will mark to market the current value of its open futures contracts. The Master Fund expects to earn interest income on its margin deposits.

        Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Master Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

        In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Master Fund from achieving the intended hedge or expose the Master Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

        In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

        A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Master Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Master Fund to a loss.

        Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

        Swap Agreements.    The Master Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

        Swap agreements may increase or decrease the overall volatility of the investments of the Master Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Master Fund. If a swap agreement calls for payments by the Master Fund, the Master Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

        Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Master Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Master Fund may not be able to recover the money it expected to receive under the contract.

        A swap agreement can be a form of leverage, which can magnify the Master Fund's gains or losses. In order to reduce the risk associated with leveraging, the Master Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

        The Master Fund will monitor any swaps with a view towards ensuring that the Master Fund remains in compliance with all applicable regulatory investment and tax requirements.

        Equity Swaps.    In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Master Fund will be committed to pay under the swap.

When-Issued and Forward Commitment Securities

        The Master Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Master Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Master Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Master Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Master Fund. There is always a risk that the securities may not be delivered and that the Master Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Master Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Master Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Master Fund is fully invested may result in greater potential fluctuation in the value of the Master Fund's net assets and its net asset value per share.

        The risks and effect of settlements in the ordinary course on the Master Fund's net asset value are not the same as the risks and effect of when-issued and forward commitment securities.

        The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security's value in the market from the date of the Master Fund's commitment (the "Commitment Date") to the date of the actual delivery and payment for such securities (the "Settlement Date"). There is a risk that, on the Settlement Date, the Master Fund's payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market's valuation of the security on the Settlement Date. This same risk is also borne if the Master Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Master Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Master Fund may incur a gain if the Master Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

        The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association ("LSTA"). For par loans, income accrues to the buyer of the Senior Loan (the "Buyer") during the period beginning on the last date by which the Senior Loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par Senior Loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the Senior Loan (this payment may be netted from the wire released on settlement date for the purchase price of the Senior Loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Master Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

        The Master Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Master Fund with an agreement by the Master Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Master Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Master Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Master Fund; however, under certain circumstances in which the Master Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Master Fund's limitation on borrowings. The use by the Master Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Master Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Master Fund in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund's obligation to repurchase the securities, and the Master Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Master Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

        The Master Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Master Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Master Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, presents minimal credit risk. The risk to the Master Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Master Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Master

Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

INVESTMENT RESTRICTIONS

        The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund's voting securities present at a meeting at which more than 50% of the Fund's outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities). The Master Fund has adopted the same fundamental policies. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

        1.     Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

        2.     Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

        3.     Invest in any security if as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as "issuers". For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset. The Fund defines an industry by reference to Standard & Poor's GICS codes for industry classifications.

        4.     Purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments.

        5.     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities.

        6.     Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities or (c) by engaging in repurchase agreements.

        Thus, with respect to the foregoing restrictions 1 and 3, the Fund currently may not:

        1.     Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which the Fund may utilize "uncovered" reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Fund's total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund's total assets (less the Fund's obligations under uncovered reverse repurchase agreements and other senior securities representing indebtedness). "Covered" reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act. A reverse repurchase agreement will be considered "covered" if the Fund segregates an amount of cash and/or liquid securities equal to the Fund's obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered "uncovered."

        2.     Invest in any security if, as a result 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). (For the avoidance of doubt, the Fund's investments in private purpose industrial development bonds issued on behalf of non-government issuers will be subject to restriction 3.)

        The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

        Although the Master Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

MANAGEMENT OF THE FUND

        The business and affairs of the Fund are managed under the direction of the Board subject to the laws of the State of Delaware and the Fund's Agreement and Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Fund's service providers. The members of the Board also serve as trustees for the Master Fund Board. The officers of the Fund conduct and supervise the Fund's daily business operations.

        The tables below list the Trustees and officers of the Fund and their present positions and principal occupations during the past five years. Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." The term "Fund Complex" includes each of the registered investment companies advised by the Adviser or its affiliates as of the date of this SAI. Each Trustee serves an indefinite term, until his or her successor is elected. Officers are annually elected by the Trustees.

Trustees of the Fund

Name, Age and Address(1)	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee(2)
Interested Trustee
William C. Sonneborn (42)*	Chairman of the Board; Trustee; President and Chief Executive Officer	Since September 2012	Chief Executive Officer of the Adviser and KKR Financial Holdings LLC and a member of KKR's Management Committee and the Adviser's Investment Committee (since 2008); President and Chief Operating Officer of the TCW Group, Inc., and CEO of The TCW Funds, Inc. and a member of the executive committee of Societe Generale Asset Management, S.A. (2002 - 2008).	3	KKR Financial Holdings LLC (2008 - present); The TCW Funds, Inc. (2002 - 2008).
Independent Trustees
Tobin V. Levy (68)	Trustee	Since September 2012	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011); Managing Director and Chief Financial Officer, Goldman Sachs & Co. (financial services firm) (1995 - 2008).	3	Director, AloStar Bank of Commerce.
Jeffrey L. Zlot (41)	Trustee	Since September 2012	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	3	None.

*
This person is considered to be an "Interested Trustees" because he is the Chief Executive Officer of the Adviser.

(1)
Each Trustee may be contacted by writing to the Trustee, c/o KKR Asset Management LLC, 555 California Street, 50th Floor, San Francisco, CA 94104, Attn: General Counsel.

(2)
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Officers of the Fund

Name, Age and Address	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael R. Mc.Ferran (40) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Treasurer and Chief Financial Officer	Since September 2012	Chief Financial Officer, KKR Asset Management LLC (2005 - present); Chief Financial Officer (2010 - present) and Chief Operating Officer (2008 - present), KKR Financial Holdings LLC.
Annette O'Donnell-Butner (44) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Chief Compliance Officer	Since September 2012	Chief Compliance Officer, KKR Asset Management LLC (2009 - present); Deputy Director of Compliance, Lehman Brothers (2000 - 2009).
Nicole J. Macarchuk (43) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Secretary and Vice President	Since September 2012

General Counsel, KKR Asset Management LLC (2010 - present); General Counsel and Secretary, KKR Financial Holdings LLC (2010 - present); Co-General Counsel, Och-Ziff Capital Management Group LLC (2005 - 2010).

Compensation of Trustees

        Each Trustee who is not an employee of the Adviser is compensated by an annual retainer and meeting fees. The Adviser has proposed the following compensation structure for the Independent Trustees:

Retainer	$27,000
In-Person Meeting Fees (total annual fee; assumption of quarterly meetings)	$14,000
Telephonic Meeting Fees (total annual fee)	$2,500
Committee Meeting Fees (excluding Audit Committee)	$4,500
Audit Committee Meeting Fee	$4,000

As the Fund has not yet commenced operations, the Independent Trustees have not received any compensation from the Fund.

Board Committees

        In addition to serving on the Board, the Trustees will also serve on one or more of the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. The Board of Trustees may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund's best interest.

        Audit Committee.    The members of the Audit Committee are Jeffrey L. Zlot, and Tobin V. Levy, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Tobin V. Levy serves as chairman of the Audit Committee. The Board has determined that Mr. Levy is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee's charter is available at www.kkrfunds.kkr.com. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of internal controls over financial reporting.

        Nominating Committee.    The members of the Nominating Committee are Jeffrey L. Zlot, and Tobin V. Levy, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Jeffrey L. Zlot serves as chairman of the Nominating Committee. The Nominating Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating Committee's charter is available at www.kkrfunds.kkr.com. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and Fund management. The Nominating Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate.

Experience of Trustees

        The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

        Tobin V. Levy, an Independent Trustee, was previously employed by Goldman Sachs & Co. for 13 years where he served as a Managing Director and Chief Financial Officer of the Hedge Fund Strategies business unit. While at Goldman Sachs & Co., Mr. Levy established and managed Goldman Sachs Bank USA, a $20 billion Goldman Sachs bank subsidiary of which he was Chairman and Chief Executive Officer. Prior to that, Mr. Levy was employed by Caisse Nationale de Credit Agricole for 10 years in a variety of roles, including as a Member of the Executive Committee. Earlier in his career, Mr. Levy held management roles at Norwest Bank and First Pennsylvania Corporation. Before Mr. Levy began his career, he was a First Lieutenant in the U.S. Army from 1968 - 1971. Mr. Levy currently serves as a Trustee of the Borough of Princeton Housing Authority, as Treasurer and Head of the Investment Committee for Princeton Public Library and as a Trustee and Head of the Investment Committee for Princeton Day School. Mr. Levy holds a B.S. in Economics from the University of Pennsylvania and an M.B.A. from Wharton at the University of Pennsylvania.

        Mr. Sonneborn, an Interested Trustee, joined KKR in 2008 and is Chief Executive Officer of KKR Asset Management LLC and KKR Financial Holdings LLC. He is also a member of KKR's Management Committee and the Adviser's Investment Committee. Prior to joining KKR, Mr. Sonneborn was with The TCW Group, Inc. most recently as President and Chief Operating Officer and CEO of The TCW Funds, Inc. and a member of the executive committee of Société Generale Asset Management, S.A. Mr. Sonneborn previously worked at Goldman, Sachs & Co., in both New York and Hong Kong, where he was predominantly focused on executing mergers and acquisitions for financial institutions. Mr. Sonneborn graduated with honors and holds a B.S. from Georgetown University.

        Jeffrey L. Zlot, an Independent Trustee, has served as the Managing Director of The Presidio Group LLC, an investment consultant and banking firm, since 1997. Mr. Zlot was previously the Chief Compliance Officer of Presidio Merchant Partners, LLC, a wholly-owned subsidiary of The Presidio Group LLC. Mr. Zlot served as Chief Financial Officer of The Presidio Group LLC from 1997 to 2007. Previously, he worked as a Research Analyst at Peter Hart Research Associates. Mr. Zlot also serves as a founding member of the Business Leadership Council of Jewish Community Federation of San

Francisco. Mr. Zlot received his B.A. in Government from Colby College and is a Certified Financial Planner.

Board Leadership Structure

        The Board is currently composed of three Trustees, two of whom are Independent Trustees. The Fund's business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund's Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund's day-to-day affairs.

        Under the Fund's bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, William C. Sonneborn serves as Chairman of the Board and is an Interested Trustee by virtue of his employment relationship with the Adviser. The Board believes that it is in the best interests of Fund shareholders for Mr. Sonneborn to serve as Chairman of the Board because of his significant experience in matters of relevance to the Fund's business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman's status as an Interested Trustee. In addition, the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and are closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Fund's Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately in executive session, both with and without the Fund's chief compliance officer, as often as necessary to exercise their oversight responsibilities.

        The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

        The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund's activities, including its investment performance, compliance program and risks associated with its activities. The Board will oversee the Fund's business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund's activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund's activities, including reports regarding the Fund's investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from the Fund's chief compliance officer, who reports on the Fund's compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Distributor, Administrator and transfer agent. The Audit Committee's meetings with the Fund's independent registered public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with the officers of the Fund to receive reports regarding the Fund's operations, including reports on certain investment and operational risks, and the Independent Trustees will communicate directly with senior members of Fund management.

        The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and the Fund's service providers.

Trustee Beneficial Ownership of Fund Shares

        The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the same family of investment companies as of October 1, 2012. Investment companies are considered to be in the same Fund Complex if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Investment Companies**
Interested Trustee
William C. Sonneborn	$0	$0
Independent Trustees
Tobin V. Levy	$0	$0
Jeffrey L. Zlot	$0	$0

*
As of October 1, 2012, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.

**
As of October 1, 2012, none of the Trustees owned shares of funds in the same family of investment companies as the Fund, because none of the funds in that family of investment companies had begun investment operations.

Shareholder Communications

        Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund's office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Codes of Ethics

        The Fund has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code's requirements. The codes of ethics is attached as an exhibit to the registration statement of which this SAI is a part. You may also read and copy these codes of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Control Persons and Principal Holders of Securities

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. KKR Fund Holdings L.P., a Cayman limited partnership whose principal office is located at 9 West 57th Street, Suite 4200, New York, NY 10019, will provide the initial capitalization of the Fund and therefore will be deemed to be a control person because it will be the sole shareholder of the Fund as of the date of this SAI.

The Adviser

        The Master Fund's investment adviser is KKR Asset Management LLC. The Adviser's principal office is located at 555 California Street, 50th Floor, San Francisco, CA 94104. The Adviser is a subsidiary of KKR & Co. L.P.

        Pursuant to the investment advisory agreement with the Master Fund, the Adviser manages the Master Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Master Fund's officers and trustees regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Master Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Master Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

        The investment advisory agreement between the Master Fund and the Adviser was approved by the Master Fund Board, including a majority of the Independent Trustees at an "in person" meeting held on September 14, 2012. The agreement was approved by the sole shareholder of the Master Fund on September 28, 2012.

        The Fund does not incur a separate advisory fee, but the Fund and its Shareholders are indirectly subject to the Master Fund's advisory fee. The investment advisory agreement provides for the Master Fund to pay a monthly fee at the annual rate of 1.25% of the month-end value of the Master Fund's Managed Assets. "Managed Assets" means the total assets of the Master Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Master Fund's accrued liabilities (other than any borrowings). The management fee is computed as of the close of business on the last business day of each month.

        The investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the trustees of the Master Fund Board or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Master Fund (upon the vote of a majority of the trustees of the Master Fund Board or a majority of the outstanding securities entitled to vote) or by the Adviser, upon not more than 60 nor less than 30 days' written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

        The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Master Fund or any of the Master Fund's shareholders, including the Fund, for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Master Fund or the Master Fund's shareholders, including the Fund, and provides for indemnification by the Master Fund of the Adviser, its Trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Master Fund, subject to certain limitations and conditions.

        Although the professional staff of the Adviser will devote as much time to the management of the Master Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Master Fund and the Adviser's other investment vehicles and accounts. The Adviser has informed the Master Fund Board that the services of the Adviser are not exclusive, and the Adviser provides similar services to other clients and may engage in other activities.

        A discussion regarding the basis for the approval of the investment advisory agreement by the Master Fund Board will be available in the Master Fund's first report to shareholders.

Administrator

        SEI Investments Global Funds Services (the "Administrator"), located at One Freedom Valley Drive, Oaks, PA 19456, serves as administrator to the Fund and the Master Fund. Under the Administration Agreement, the Administrator maintains the Fund's and the Master Fund's general ledger and is responsible for calculating the net asset value of the Shares, and generally managing the administrative affairs of the Fund and the Master Fund.

        The Administrator is entitled to receive a fee from the Master Fund for services at the annual rate of .045% of the Master Fund's net assets on net assets up to $500 million, and ..035% of the Master Fund's net assets on net assets in excess of $500 million. That fee will be calculated and assessed monthly, subject to a minimum annual fee of $85,000, plus out-of-pocket expenses. The Fund is indirectly subject to the administration fee charged to the Master Fund. In addition, the Administrator receives from the Fund an annual fee of $15,000, assessed monthly in arrears.

Custodian, Dividend Paying Agent, Transfer Agent, Distributor and Registrar

        Citibank N.A., whose principal offices are located at 388 Greenwich Street, New York, NY 10013, will serve as custodian (the "Custodian") for the Fund. The Custodian also provides accounting services to the Fund. DST Systems, Inc. (the "Transfer Agent"), whose principal offices are located at 430 West

7th Street, Kansas City, MO 64105, will serve as the Fund's dividend paying agent, transfer agent and registrar.

        The Fund will indemnify the Custodian from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian in connection with its duties under the custodian agreement, except as may arise from the Custodian's own negligence, willful misfeasance or willful misconduct.

        The Fund will indemnify the Transfer Agent from and against any and all losses, damages, costs, charges, counsel fees (including the defense of any lawsuit in which the transfer agent or affiliate is a named party), payments, expenses and liability arising out of or attributable to its actions taken pursuant to the transfer agency and service agreement, provided that such actions are taken in good faith without negligence, willful misfeasance or willful misconduct.

        SEI Investments Distribution Co. will serve as the Fund's distributor (the "Distributor").

        The Fund will indemnify the Distributor from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Distributor in connection with its duties under the distribution agreement, except as may arise from the Distributor's own negligence, willful misfeasance or willful misconduct.

Shareholder Servicing Fee

        The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer, and other industry professional that enter into a Shareholder Servicing Agreement with the Distributor (collectively, "Service Agents"), a monthly shareholder servicing fee of 0.0083% (0.10% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent.

Portfolio Management

  Other Accounts Managed by the Portfolio Managers

        Unless otherwise indicated, the information below is provided as of the date of this SAI.

        The portfolio managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of June 30, 2012: (i) the number of other registered investment companies (other than the Master Fund), pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Erik A. Falk

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$592,200,000	1	$292,000,000
Other Accounts	13	$11,517,400,000	4	$1,745,000,000

Christopher A. Sheldon

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$592,200,000	1	$292,000,000
Other Accounts	13	$11,517,400,000	4	$1,745,000,000

Frederick M. Goltz

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	7	$1,609,900,000	2	$1,309,700,000
Other Accounts	19	$13,969,000,000	6	$3,488,000,000

William C. Sonneborn

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	9	$1,991,800,000	4	$1,691,600,000
Other Accounts	19	$13,969,000,000	6	$3,488,000,000

Jamie M. Weinstein

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	8	$1,215,100,000	5	$1,090,000,000

Nathaniel M. Zilkha

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	8	$1,215,100,000	5	$1,090,000,000

Portfolio Manager Compensation

        Consistent with KKR's global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR's compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund's shareholders and to give everyone a direct financial incentive to ensure that all of KKR's resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

        Each of KKR's senior executives, including each of the portfolio managers responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including "dollars at work" in KKR fund investments (other than the Fund) and equity compensation. The cash bonus, equity compensation and "dollars at work" are discretionary, and "dollars at work" and equity awards are typically subject to a vesting period of several years.

        All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

Securities Ownership of Portfolio Managers

        The Fund and the Master Fund are newly-organized investment companies. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund or the Master Fund.

CONFLICTS OF INTEREST

        The Adviser will experience conflicts of interest in connection with the management of the Master Fund, including, but not limited to, the following:

  •
  The trustees, officers and other personnel of the Adviser allocate their time between the Master Fund and other investment and business activities in which they may be involved. The Adviser intends to devote such time as shall be necessary to conduct the Master Fund's business affairs in an appropriate manner. However, the Adviser will continue to devote the resources necessary to managing its other investment and business activities.

  •
  The Adviser may compete with certain of its affiliates for investments, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund's behalf. The Adviser intends to allocate such investment opportunities in a manner that it deems appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by the Adviser. The outcome of this determination may result in the allocation of all or none of an investment opportunity to the Master Fund. In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Master Fund's portfolio companies and hold a different class of securities than the Master Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Master Fund, its interests may not be aligned with the Master Fund's. Notwithstanding the foregoing, the Adviser will act in the best interest of the Master Fund in accordance with its fiduciary duty to the Master Fund.

  •
  The compensation payable by the Master Fund to the Adviser will be approved by the Master Fund Board consistent with the exercise of the requisite standard of care applicable to directors under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Master Fund or whether the Master Fund makes distributions to Shareholders.

  •
  The Adviser and its affiliates may provide a broad range of financial services to companies in which the Master Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as underwriter or placement agent in connection with an offering of securities by one of the companies in the Master Fund's portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Master Fund and may be received before the Master Fund realizes a return on its investment. The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Master Fund, on the other hand.

  •
  From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Master Fund may receive from the SEC, if any, the Master Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity's capital structure or otherwise in different classes of an issuer's securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients, including in the case of financial distress of the investment entity.

  •
  The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Master Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Master Fund's portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Master Fund's portfolio companies. The Adviser will provide advice and recommendations to any such companies without regard to the Master Fund's interests. In addition, the Adviser's ability to effectively implement the Master Fund's investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser's ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Master Fund.

  •
  The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Master Fund even though their investment objectives may be similar to the Master Fund's.

  •
  To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Master Fund's portfolio companies in providing services to competing companies invested in by affiliates' other clients.

  •
  As a registered investment company, the Master Fund may be limited in its ability to invest in any investment in which an affiliates' other client has an investment. The Master Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

  •
  The nature of the Adviser's businesses and the participation by its employees in creditors' committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to companies or otherwise becoming an "insider" with respect to such companies. The possession of "inside information" or "insider" status with respect to an investment or potential investment by the Adviser or its personnel may restrict the Adviser's ability to deal in the securities of that issuer on the Master Fund's behalf.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

        The Adviser has responsibility for decisions to buy and sell securities and other instruments for the Master Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Master Fund's portfolio business, the policies and practices in this regard are subject to review by the Master Fund Board.

        As most transactions made by the Master Fund are principal transactions at net prices, the Master Fund generally incurs little or no brokerage costs. The portfolio securities in which the Master Fund invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

        The Master Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Master Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

        In effecting securities transactions, the Adviser will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, the Adviser will consider the utility and reliability of brokerage services, including execution capability and performance, financial responsibility, investment information, market insights, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, the Adviser may be able to supplement their research and analysis with the views and information of brokerage firms. The Adviser may also allocate a portion of its brokerage business to firms whose employees participate as brokers in the introduction of investors to the Adviser or who agree to bear the expense of capital introduction, marketing or related services by third parties. Eligible research or brokerage services provided by brokers through which portfolio transactions for the Adviser are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Adviser and other accounts which their affiliates manage (collectively, "Soft Dollar Items"). The Adviser and its affiliates generally use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Master Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Master Fund are intended to fall within the "safe harbor" of Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). As noted above, because most of the Master Fund's transactions will likely be principal transactions, the Master Fund will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Master Fund may not benefit from any significant amount of Soft Dollar Items.

        The Adviser may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Master Fund or the Adviser if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

        The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Master Fund. In making such allocations among the Master Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Master Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment. See "Conflicts of Interest."

        The placing and execution of orders for the Master Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Master Fund and its affiliates (including the Adviser or its affiliates). Certain broker-dealers, through which the Master Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Master Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Master Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. In addition, the Master Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Master Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

 DESCRIPTION OF SHARES

Shares

        The Fund currently offers one class of Shares. The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of Shares. The Trustees of the Fund have authority under the Agreement Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

        The Shares will be issued with a par value of $.001 per share. All Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Agreement and Declaration of Trust.

        Unlike most closed-end funds, the Fund expects to continuously offer Shares. The Fund's Shares will not be listed on any securities exchange and will not be publicly traded. Thus, there is no secondary market for the Fund's Shares and the Fund expects that no secondary market will develop. However, the Fund intends to offer to repurchase Shares on a quarterly basis pursuant to written tenders by Shareholders, and each such repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to shares of the Master Fund (the "Repurchase Valuation Date"). There is no minimum amount of Shares which must be repurchased in any repurchase offer. Any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Each repurchase offer will generally commence approximately 35 days prior to the applicable Repurchase Valuation Date. The first offer to repurchase Shares from Shareholders is expected to occur on or about March 31, 2013.

Other Shares

        The Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of Shares or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Shares.

REPURCHASE OF SHARES

        As discussed in the Prospectus, offers to repurchase Shares will be made by the Fund at such times and on such terms as may be determined by the Fund's Board, in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Shares from Shareholders of the Fund pursuant to written tenders, the Fund's Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

        The Fund's Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund's Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

        Payment for repurchased Shares may require the Fund to liquidate its investments in the Master Fund earlier than the Fund would otherwise liquidate these investments, potentially resulting in losses, and may increase the Fund's portfolio turnover.

        The Fund's assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's shares. The individuals of the Board also serves as the Master Fund Board and the Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Master Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund's repurchase offers will generally apply to up to 20% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

TAX MATTERS

        The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of the Shares. The discussion below provides general tax information related to an investment in the Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Internal Revenue Code of 1986, as amended (the "Code") and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder's particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including "individual retirement accounts" or "Roth IRAs." Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. holder. A "U.S. holder" is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

        The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (a "RIC") under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund's gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in "qualified publicly traded partnerships" (such income, "Qualifying RIC Income") and (ii) the Fund's holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships." The Fund's share of income derived from a partnership other than a "qualified publicly traded partnership" will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A "qualified publicly traded partnership" is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

        As a RIC, the Fund generally will not be subject to U.S. federal income tax on its "investment company taxable income" and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the dividend reinvestment plan) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its "investment company taxable income" and its net tax-exempt interest income for such taxable year. In general, a RIC's "investment company taxable income" for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all or substantially all of its "investment company taxable income," net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain that the Fund does not distribute to its shareholders in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

        If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

        A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on

October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

        If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and, for taxable years through 2012 may be eligible to be qualified dividend income for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before requalifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, however, it may, in certain cases, be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax or penalty.

        Some of the investments that the Master Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, or in debt securities that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, will cause the Master Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Master Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

        Income received by the Master Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the income available for distribution to Shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Master Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Master Fund will be successful in this regard.

        The Master Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Master Fund held the PFIC stock. The Master Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Master Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Master Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

        The Master Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Master Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Master Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Master Fund's shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

        Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Master Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders, including the Fund, as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on "qualified dividends."

        Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Master Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Master Fund's investment company taxable income to be distributed to its shareholders, including the Fund, as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Master Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Master Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in its shares of the Master Fund.

        If the Master Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Master Fund's ability to declare and pay dividends on Shares. Limits on the Master Fund's ability to pay dividends on Shares may prevent the Master Fund from meeting the distribution requirements described above, and may therefore jeopardize the Master Fund's qualification for taxation as a RIC and subject the Master Fund to the 4% excise tax. The Master Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Master Fund is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Master Fund to meet the distribution requirements for qualification as a RIC, (which would jeopardize the Fund's qualification for taxation as a RIC) will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

        Certain of the Master Fund's investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Master Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Master Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Master Fund's status as a RIC. The Master Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

        There may be uncertainty as to the appropriate treatment of certain of the Master Fund's investments for U.S. federal income tax purposes. In particular, the Master Fund will invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Master Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Master Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Master Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

        The Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Fund as a RIC. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in taxable distributions to Fund shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the loss will not be deductible by the Fund and instead will increase the Fund's basis for the newly purchased shares of the Master Fund.

Distributions

        Distributions of the Fund's ordinary income and net short-term capital gains will, except as described below with respect to distributions of "qualified dividend income," generally be taxable to the Shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned Shares. The ultimate tax characterization of the Fund's distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder's basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder's basis in its Shares, the excess will be treated as gain from a sale or exchange of the Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the dividend reinvestment plan will be treated as having received a distribution equal to the fair market value of such Shares on the date the stock is credited to the Shareholder's account.

        It is expected that a very substantial portion of the Master Fund's income will consist of ordinary income. For example, interest and original issue discount derived by the Master Fund will constitute ordinary income. In addition, gain derived by the Master Fund from the disposition of debt securities with "market discount" (generally, securities purchased by the Master Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Master Fund makes an election to accrue market discount on a current basis. In addition, certain of the Master Fund's investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders, including the Fund.

        Dividends distributed by a RIC to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the RIC. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of the RIC. Distributions of "qualified dividend income" to an individual or other non-corporate shareholder made or deemed made by a RIC during a taxable year of such shareholder beginning before January 1, 2013, will be treated as "qualified dividend income" to such shareholder and will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. It is unclear whether any legislation will be enacted that would extend this treatment for taxable years beginning on or after January 1, 2013. "Qualified dividend income" generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund's investment strategy, it is not expected that a significant portion of the distributions made by the Fund or the Master Fund will be eligible for the dividends-received deduction or the reduced rates applicable to "qualified dividend income".

        Dividends and other distributions paid by the Fund are generally treated as received by a Shareholder at the time the dividend or distribution is made. However, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund's Shareholders on December 31 of the year in which the dividend was declared.

        The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Master Fund issues preferred shares, the Master Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

        The repurchase or transfer of the Fund's Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.

        Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Shares

        A Shareholder may recognize capital gain or loss on the sale or other disposition of Shares. The amount of the gain or loss will be equal to the difference between the amount realized and the Shareholder's adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term gain or loss if the Shareholder's holding period for such Shares is more than one year. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

        Losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including pursuant to the dividend reinvestment plan), or enters into a contract or option to acquire, Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

        Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Medicare Tax

        For taxable years beginning after December 31, 2012, a U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (a) the U.S. person's "net investment income" for the relevant taxable year and (b) the excess of the U.S. person's modified gross income for the taxable year over certain threshold amounts (which in the case of individuals will be between $125,000 and $250,000, depending on the individual's circumstances). A U.S. person's net investment income will generally include its gross dividend income, including distributions of capital gains and its net gains from the disposition of shares. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in shares of the Fund.

Backup Withholding and Information Reporting

        Information returns will be filed with the Internal Revenue Service in connection with payments on the Shares and the proceeds from a sale or other disposition of the Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Shareholders

        The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a "non-U.S. Shareholder") depends on whether the income that the Shareholder derives from the Fund is "effectively connected" with a U.S. trade or business carried on by the Shareholder.

        If the income that a non-U.S. Shareholder derives from the Fund is not "effectively connected" with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of "investment company taxable income" will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).

        For taxable years beginning before January 1, 2012, properly designated dividends received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund's potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). Legislation has been proposed that would extend this exemption to taxable years beginning before January 1, 2013, but there can be no assurance as to whether or not this legislation will be enacted. Thus, an investment in the shares of the Fund by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Master Fund will invest.

        A non-U.S. Shareholder whose income from the Fund is not "effectively connected" with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

        If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of "investment company taxable income," any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

        A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

        The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

        Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

  Other Taxes

        Shareholders may be subject to state, local and non U.S. taxes on their Fund distributions. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PROXY VOTING POLICY AND PROXY VOTING RECORD

        The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Master Fund. Proxy proposals received by the Adviser and designated in its Proxy Voting Policies and Procedures ("Proxy Policy") as "For" or "Against" will be voted by the Adviser in accordance with the Proxy Policy. Proxy proposals received by the Adviser and designated in the Proxy Policy as "Case by Case" (or not addressed in the Proxy Policy) and all corporate actions will be reviewed by the Adviser and voted in the best interest of the Master Fund. Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the Proxy Policy if the Adviser, with the assistance of the analyst who is in charge of the issuer, determines that such action is in the best interest of the Master Fund. In the event that the Adviser votes contrary to the Proxy Policy or with respect to "Case by Case" issues, the Adviser, with the assistance of the analyst who is in charge of the issuer, will document the basis for the Adviser's decision.

        In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, such as: (i) where the Master Fund has informed the Adviser that it wishes to retain the right to vote the proxy or corporate action; (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Master Fund; or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of the Master Fund. The Adviser with the assistance of the analyst who is in charge of the issuer will document the basis for the Adviser's decision not to vote.

        The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships. If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser's Conflicts Committee ("Conflicts Committee"), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by Institutional Shareholder Services Inc. Appropriate documentation will be maintained by the Conflicts Committee.

        Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ending June 30 will be available without charge by calling toll-free (855) 859-3943 or on the SEC's website at http://www.sec.gov.

Pass-Through Voting on Master Fund Matters

        Whenever the Fund, as a shareholder in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund's business, which may be determined by the Master Fund Board without shareholder approval), the Fund will hold a meeting of the Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Shareholders. The Fund shall vote Shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board has engaged Deloitte & Touche LLP, located at 555 Mission Street, San Francisco, CA 94105 to serve as the Fund's independent registered public accounting firm.

LEGAL COUNSEL

        Dechert LLP is counsel to the Fund. Dechert LLP is located at 1095 Avenue of the Americas, New York, NY, 10036.

ADDITIONAL INFORMATION

        A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of
KKR Alternative Corporate Opportunities Fund P

        We have audited the accompanying statement of assets and liabilities of KKR Alternative Corporate Opportunities Fund P (the "Fund") as of October 5, 2012, and the related statement of operations for the period from July 16, 2012 (date of formation) to October 5, 2012. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KKR Alternative Corporate Opportunities Fund P as of October 5, 2012 and the results of its operations for the period from July 16, 2012 (date of formation) to October 5, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

San Francisco, California
October 16, 2012

KKR Alternative Corporate Opportunities Fund P

Statement of Assets and Liabilities

October 5, 2012

Assets
Cash	$100,000
Deferred offering costs	51,356
Due from Adviser	6,750

Total assets	$158,106

Liabilities
Offering costs payable	$51,356
Organizational costs payable	6,750

Total liabilities	$58,106

Net assets	$100,000

Net assets are comprised of:
Paid-in capital	$100,000

Net assets	$100,000

Net assets	$100,000

Shares outstanding	10,000

Net asset value per share	$10.00

See notes to financial statements.

KKR Alternative Corporate Opportunities Fund P

Statement of Operations

For the Period from July 16, 2012 (date of formation) to October 5, 2012

Expenses
Organizational costs	$6,750

Total expenses	6,750
Less: reimbursement by Adviser	(6,750)

Net expenses	—

Net investment income	$—

See notes to financial statements.

KKR Alternative Corporate Opportunities Fund P

Notes to Financial Statements

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

1. Organization

        KKR Alternative Corporate Opportunities Fund P (the "Fund") is a Delaware statutory trust and was formed on July 16, 2012 as a closed-end registered management investment company. The Fund seeks to generate an attractive total return consisting of current income and capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

        The Fund intends to invest substantially all of its investable assets in KKR Alternative Corporate Opportunities Fund (the "Master Fund"). The investment objective of the Master Fund is substantially the same as the Fund's. The Fund's financial statements should be read in conjunction with the attached financial statements for the Master Fund.

        KKR Asset Management LLC serves as the Master Fund's investment adviser (the "Adviser"). The Fund has had no operations to date other than matters relating to its organization and offering as a closed-end management investment company under the 1940 Act. To date, the only capital contribution to the Fund resulted in the issuance of 10,000 shares of beneficial interest ("Shares") of the Fund at an aggregate purchase price of $100,000 on September 28, 2012. An affiliate of the Adviser owns 100% of the outstanding Shares of the Fund.

2. Summary of Significant Accounting Policies

        The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). A statement of changes in net assets and financial highlights have not been presented because the Fund has not commenced operations.

Use of Estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments

        The Fund values its investment in the Master Fund at the Master Fund's net asset value per share ("NAV"). Refer to Note 2 of the Master Fund's Financial Statements for information on the Master Fund's policy for valuation of investments.

Investment transactions

        Realized gains and losses from Master Fund transactions are calculated on the identified cost basis. Master Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund.

KKR Alternative Corporate Opportunities Fund P

Notes to Financial Statements (Continued)

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

2. Summary of Significant Accounting Policies (Continued)

Organization and Offering Costs

        Organization costs of the Fund are being paid by the Adviser under the investment advisory agreement as discussed in Note 3, while offering costs consisting of the initial prospectus and registration of the Fund will be paid by the Fund and amortized over the first 12 months of operations.

Income Taxes

        The Fund intends to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

3. Agreements

Investment Advisory Agreement

        The Fund does not incur a separate management fee, but the Fund is indirectly subject to the Master Fund's management fee. For the services it provides to the Master Fund, the Adviser receives a fee, which is calculated and paid monthly at an annual rate of 1.25%.

        The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses, and the expenses indirectly borne by the Fund from its investment in the Master Fund, (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) to the extent necessary in order to cap the Fund's total annual operating expenses at 1.80% until March 1, 2014. Under the agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund's total annual fund operating expenses plus recoupment do not exceed 1.80% of the average net assets of the Fund for the fiscal year. As of October 5, 2012, the Adviser has agreed to reimburse the Fund's organization costs of $6,750; these organization costs are not subject to recoupment under the agreement.

        The Adviser provides day-to-day portfolio management services to the Fund. With regard to the Fund, the Adviser has discretion to purchase and sell investments in accordance with the Fund's objectives, policies, and restrictions.

Administrator, Custodian and Transfer Agent

        SEI Investments Global Fund Services (the "Administrator") serves as the Fund's and the Master Fund's Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services to the Fund and the Master Fund. The Fund is indirectly subject to the administration fee charged to the Master Fund. In addition, the Administrator receives an annual fee of $15,000 assessed monthly in arrears.

        Citibank N.A. (the "Custodian") serves as the Fund's Custodian pursuant to a custody agreement. DST Systems, Inc. (the "Transfer Agent") serves as the Fund's Transfer Agent pursuant to a transfer agency agreement.

KKR Alternative Corporate Opportunities Fund P

Notes to Financial Statements (Continued)

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

3. Agreements (Continued)

Distribution Agreement

        SEI Investments Distribution Co., a wholly-owned subsidiary the Administrator (the "Distributor"), serves as the Fund's distributor pursuant to a distribution agreement.

        The Fund will pay the Distributor, and the Distributor pays each broker-dealer or other financial intermediary that enters into a Shareholder Servicing Agreement with the Distributor (collectively, "Service Agents"), a monthly shareholder servicing fee of 0.0083% (0.10% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee the Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with the Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

Other

        Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4. Capital Shares

        The Fund is offering on a continuous basis through the Distributor up to 50,000,000 Shares. Shares are offered in a continuous offering at the Fund's current NAV per Share. The Initial Closing Date is currently anticipated to be on or about January 2, 2013. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share through a registered investment adviser (a "RIA") that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a "wrap" fee, asset allocation or other managed asset program sponsored by such RIA.

Purchase Terms

        Subsequent to the initial closing date, the Fund will accept initial and additional purchases of Shares as of the first business day of each month. The minimum initial investment in the Fund from each investor is $25,000, and there is no minimum for additional investments in the Fund. The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers, directors or Trustees of the Fund, the Adviser or their affiliates or associated persons). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser.

Quarterly Repurchase of Shares

        No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to

KKR Alternative Corporate Opportunities Fund P

Notes to Financial Statements (Continued)

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

4. Capital Shares (Continued)

develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

        The Fund intends to offer to repurchase Shares from Shareholders on a quarterly basis in accordance with written tenders by Shareholders, on those terms and conditions as the Fund's Board of Trustees (the "Board") may determine in its sole discretion. Each such repurchase offer will generally apply to up to 20% of the net assets of the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day). Each repurchase offer will generally commence approximately 35 days prior to the applicable repurchase date.

Liquidity of the Master Fund

        The Fund's assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund's shares. The individuals of the Fund's Board also serve as the Master Fund's Board and the Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Master Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund's Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund's repurchase offers will generally apply to up to 20% of the net assets of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund's offers. Subject to the Master Fund's investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of
KKR Alternative Corporate Opportunities Fund

        We have audited the accompanying statement of assets and liabilities of KKR Alternative Corporate Opportunities Fund (the "Fund") as of October 5, 2012, and the related statement of operations for the period from July 16, 2012 (date of formation) to October 5, 2012. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KKR Alternative Corporate Opportunities Fund as of October 5, 2012 and the results of its operations for the period from July 16, 2012 (date of formation) to October 5, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

San Francisco, California
October 16, 2012

KKR Alternative Corporate Opportunities Fund

Statement of Assets and Liabilities

October 5, 2012

Assets
Cash	$100,000
Deferred offering costs	121,106
Due from Adviser	12,000

Total assets	$233,106

Liabilities
Offering costs payable	$121,106
Organizational costs payable	12,000

Total liabilities	$133,106

Net assets	$100,000

Net assets are comprised of:
Paid-in capital	$100,000

Net assets	$100,000

Net assets	$100,000

Shares outstanding	10,000

Net asset value per share	$10.00

See notes to financial statements.

KKR Alternative Corporate Opportunities Fund

Statement of Operations

For the Period from July 16, 2012 (date of formation) to October 5, 2012

Expenses
Organizational costs	$12,000

Total expenses	12,000
Less: reimbursement by Adviser	(12,000)

Net expenses	—

Net investment income	$—

See notes to financial statements.

KKR Alternative Corporate Opportunities Fund

Notes to Financial Statements

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

1. Organization

        KKR Alternative Corporate Opportunities Fund (the "Fund") was organized on July 16, 2012 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund seeks to generate an attractive total return consisting of current income and capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

        KKR Asset Management LLC serves as the Fund's investment adviser (the "Adviser"). The Fund has had no operations to date other than matters relating to its organization and offering as a closed-end management investment company under the 1940 Act. To date, the only capital contribution to the Fund resulted in the issuance of 10,000 shares of beneficial interest ("Shares") of the Fund at an aggregate purchase price of $100,000 on September 28, 2012. An affiliate of the Adviser owns 100% of the outstanding Shares of the Fund.

2. Summary of Significant Accounting Policies

        The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). A statement of changes in net assets and financial highlights have not been presented because the Fund has not commenced operations.

Use of Estimates

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments

        The Board of Trustees (the "Board") of the Fund has adopted the valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act.

        Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments' complexity for disclosure purposes. Assets and liabilities recorded at fair value on the statement of assets and liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, are as follows:

        Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

KKR Alternative Corporate Opportunities Fund

Notes to Financial Statements (Continued)

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

2. Summary of Significant Accounting Policies (Continued)

        Level 2—Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

        Level 3—Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.

        A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

        The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The variability of the observable inputs affected by the factors described above may cause transfers between levels 1, 2, and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

        Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund's policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets the Fund's best estimate of fair value.

        Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. Assets and liabilities that are valued using Level 3 of the fair value hierarchy are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark derivative indices and valuation models. Valuation models are based on discounted cash flow techniques, for which the key inputs are

KKR Alternative Corporate Opportunities Fund

Notes to Financial Statements (Continued)

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

2. Summary of Significant Accounting Policies (Continued)

the amount and timing of expected future cash flows, market yields for such instruments and recovery assumptions. Inputs are determined based on relative value analyses, which incorporate similar instruments from similar issuers.

Investment transactions

        Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the identified cost basis.

Organization and Offering Costs

        Organization costs of the Fund are being paid by the Adviser under the investment advisory agreement as discussed in Note 3, while offering costs consisting of the initial prospectus and registration of the Fund will be paid by the Fund and amortized over the first 12 months of operations.

Income Taxes

        The Fund intends to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

3. Agreements

Investment Advisory Agreement

        In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser a monthly fee at the annual rate of 1.25% of the month-end value of the Fund's Managed Assets (the "Management Fee"). "Managed Assets" is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of Shares that will be repurchased as of the end of the month) minus the sum of the Fund's accrued liabilities (other than any borrowings).

        During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage.

        The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) to the extent necessary in order to cap the Fund's total annual operating expenses at 1.70% until March 1, 2014. Under the agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund's total annual fund operating expenses plus recoupment do not exceed 1.70% of the average net assets of the Fund for the fiscal year. As of

KKR Alternative Corporate Opportunities Fund

Notes to Financial Statements (Continued)

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

3. Agreements (Continued)

October 5, 2012, the Adviser has agreed to reimburse the Fund's organization costs of $12,000; these organization costs are not subject to recoupment under the agreement.

        The Adviser provides day-to-day portfolio management services to the Fund. With regard to the Fund, the Adviser has discretion to purchase and sell investments in accordance with the Fund's objectives, policies, and restrictions.

Administrator, Custodian and Transfer Agent

        SEI Investments Global Fund Services (the "Administrator") serves as the Fund's Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services for an annual fee, calculated and assessed monthly in arrears based on the month-end net assets of the Fund, of 0.045% of the Fund's net assets up to $500 million and 0.035% of the Fund's net assets over $500 million, subject to a minimum annual fee.

        Citibank N.A. (the "Custodian") serves as the Fund's Custodian pursuant to a custody agreement. DST Systems, Inc. (the "Transfer Agent") serves as the Fund's Transfer Agent pursuant to a transfer agency agreement.

Other

        Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4. Capital Shares

        The Fund is offering on a continuous basis through SEI Investments Distribution Co. (the "Distributor") up to 100,000,000 Shares. Shares are offered in a continuous offering at the Fund's current NAV per Share. The Initial Closing Date is currently anticipated to be on or about January 2, 2013. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current NAV per Share.

Purchase Terms

        Subsequent to the initial closing date, the Fund will accept initial and additional purchases of Shares as of the first business day of each month. The minimum initial investment in the Fund from each investor is $25,000, and there is no minimum for additional investments in the Fund. The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers, directors or Trustees of the Fund, the Adviser or their affiliates or associated persons). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser.

KKR Alternative Corporate Opportunities Fund

Notes to Financial Statements (Continued)

As of October 5, 2012 and
For the Period from July 16, 2012 (date of formation) to October 5, 2012

4. Capital Shares (Continued)

Quarterly Repurchase of Shares

        No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

        The Fund intends to offer to repurchase Shares from Shareholders on a quarterly basis in accordance with written tenders by Shareholders, on those terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally apply to up to 20% of the net assets of the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day). Each repurchase offer will generally commence approximately 35 days prior to the applicable repurchase date.